                             AIM EQUITY FUNDS, INC.
                              INSTITUTIONAL CLASSES


                                AIM CHARTER FUND
                             AIM CONSTELLATION FUND
                              AIM WEINGARTEN FUND

[AIM LOGO APPEARS HERE]          ANNUAL REPORT                 OCTOBER 31, 1998

TABLE OF CONTENTS




AIM Charter Fund                           2-17

AIM Constellation Fund                    18-33

AIM Weingarten Fund                       34-48



     MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY THE
         FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER
          OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE;
             AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE
                       LOSS OF PRINCIPAL AMOUNT INVESTED.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                   Dear Fellow Shareholder:

                   Throughout the fiscal year covered by this report, markets
   [PHOTO OF       vacillated between optimism that Asia's woes would be
  Charles T.       contained and worry that they would become a major drag on
    Bauer,         the U.S. and other economies. Changes in investor sentiment
  Chairman of      affected various financial markets differently. The stock
  the Board of     market was especially volatile. Uncertainty in stocks
    THE FUND       bolstered U.S. Treasury issues, whose safety attracts
  APPEARS HERE]    investors in doubtful times.
                       We understand how unnerving this year's level of
                   volatility can be. Undoubtedly, many of you were tempted to simply exit the stock market. Our reaction, of course, is that you should not. The abrupt reversals of sentiment this fiscal year reinforce our conviction that markets are unpredictable in the short term. Since even the best money managers cannot know when to enter and exit a market, we think the wisest strategy is to stay fully invested despite volatility and short-term disappointment.

MARKET RECAP
Financial crises overseas and widespread decline in the rate of U.S. corporate earnings growth helped foster uncertainty. During the summer of 1998, a worldwide loss of confidence led to a major market correction for equities, including the blue chips that had led the market. In August, the Dow Jones Industrial Average (the Dow) had its worst-performing month in a decade.
    Fortunately, the U.S. Federal Reserve Board (the Fed) intervened, cutting interest rates twice, on September 29 and October 15, to pump liquidity and confidence into the markets. As investors responded favorably, the fiscal year closed with domestic equities rallying again and bonds in retreat--a complete about-face from just a few weeks earlier. October 1998 ended up being the Dow's best month in 11 years. (After the fiscal year closed, as this report was being written, the Fed cut rates a third time.)
    Some major stock indexes produced excellent total results for the fiscal year, with the S&P 500 up more than 20%. But focusing on one market benchmark may give you an incomplete view. The divergence between the S&P 500 and other market segments was quite dramatic this fiscal year: the mid-cap S&P 400 rose only 6.71%, while the Russell 2000 Index of small-company stocks declined 11.84%. Even within the S&P 500 itself, the bigger the company, the better the performance.
    However unsettling markets have been, the fundamental principles of investing remain unchanged: long-term thinking, broad portfolio diversification, and realistic expectations, recognizing the potential for downturns. Your financial consultant is your best resource for helping you construct a diversified portfolio and weather turbulent markets.

YOUR FUND MANAGERS' COMMENTS
We are pleased to send you this report on your Fund's fiscal year. If you have any questions or comments, please contact Client Services at 800-659-1005.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman


                     --------------------------------------

                       Since even the best money managers

                       cannot know when to enter and exit

                     a market, we think the wisest strategy

                           is to stay fully invested

                             despite volatility and

                           short-term disappointment.

                     --------------------------------------

LONG-TERM PERFORMANCE

AIM CHARTER FUND

For shareholders who seek growth and income by investing primarily in stocks of large-cap, well-run companies with a history of stable and improving earnings and generally increasing dividend payouts.


ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Charter Fund Institutional Class performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o   One-year performance includes reinvested distributions of $1.48 per share.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.
o The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general. Results shown assume the reinvestment of dividends.
o The Standard & Poor's 400 Mid-Cap Index is an unmanaged index comprising common stocks of approximately 400 mid-capitalization companies.
o The NASDAQ (National Association of Securities Dealers Automated Quotation system) Composite Index is a group of more than 4,500 unmanaged over-the-counter securities widely regarded by investors to be representative of the small- and medium-sized company stock universe.
o The Russell 2000 Stock Index is an unmanaged index generally considered representative of small-capitalization stocks.
o The unmanaged Lipper Growth & Income Fund Index represents an average of the performance of the 30 largest growth-and-income mutual funds.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.


================================================================================
AIM CHARTER FUND INSTITUTIONAL CLASS

AVERAGE ANNUAL TOTAL RETURNS

For periods ended 10/31/98

     1 Year                            11.69%

     5 Years                           16.12

Inception (7/30/91)                    14.80
================================================================================


GROWTH OF A $10,000 INVESTMENT

7/30/91-10/31/98

--------------------------------------------------------------------------------
            STANDARD & POOR'S    LIPPER GROWTH AND        AIM CHARTER FUND,
                  500            INCOME FUND INDEX       INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
7/91            $10,000              $10,000                  $10,000

10/91            10,288               10,512                   10,316

10/92            11,245               10,988                   11,234

10/93            12,921               12,898                   13,424

10/94            13,418               12,637                   13,849

10/95            16,959               16,105                   16,657

10/96            21,038               18,891                   20,220

10/97            27,789               24,379                   25,889

10/98            33,904               27,230                   28,336

================================================================================

Past performance cannot guarantee comparable future results.

================================================================================

MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

                                    CHARTER

                                                          THE MANAGERS' OVERVIEW

FUND POSTS STRONG RESULTS IN TURBULENT YEAR

A roundtable discussion with the Fund management team for AIM Charter Fund for the fiscal year ended October 31, 1998.
--------------------------------------------------------------------------------

Q. THIS YEAR WAS PARTICULARLY UNSETTLING FOR THE STOCK MARKET. HOW DID THE AIM CHARTER FUND PERFORM?

A. The AIM Charter Fund reported solid results during record market volatility, posting a total annual return of 11.69%, outpacing its peer group, represented by the 9.45% return of the Lipper Growth and Income Fund Index. Net assets climbed from $40.2 million as of October 31, 1997 to $43.8 million as of October 31, 1998.

Q.  WHAT WERE MARKET CONDITIONS LIKE DURING THE FISCAL YEAR?

A. The first half of the reporting period saw strong performance from the U.S. and European stock markets. But beginning in July, markets fell as fears of a global credit crunch spread from emerging markets to the developed markets of the United States and Europe. Other factors adding to the market decline included a Russian default on government debt, the Asian financial crisis, and the collapse of some highly leveraged hedge funds. Near the end of the fiscal year, the Federal Reserve Board (the Fed) addressed concerns about credit by lowering the short-term target federal funds rate. Equity markets rallied in response.

Q.  HAVE YOU CHANGED THE WAY YOU MANAGE THE FUND AS A RESULT OF MARKET
    CONDITIONS?

A. We reduced the number of holdings over the fiscal year as we began to see earnings deterioration throughout many sectors of the economy. At the same time, we increased our emphasis on companies with less exposure to global economic problems and therefore, less risk to their future growth prospects. We also focused on companies that benefited from a healthy, albeit slowing, U.S. economy. Stocks we favored included pharmaceutical companies such as Warner-Lambert Co. and Pfizer, Inc. and retailers such as Dayton Hudson Corp. and Walgreen Co. We also increased our position in MCI Worldcom, Inc., which was created in September 1998 by one of the largest mergers in corporate history. We expect this global telecommunications powerhouse to produce solid earnings growth into the next century.
        We also raised our stake in convertible securities. At the end of the fiscal year, 12.98% of the portfolio consisted of convertible corporate bonds and 5.93% was in convertible preferred stocks.
        Our convertible holdings include names like Internet provider America Online, Inc., retailer Home Depot, Inc., computer memory firm EMC Corp., and cable operator Media One Group.
        The Fund invests in convertibles because these securities have the characteristics of both stocks and bonds. Since the Fund's investment goals are to seek growth and income, convertible securities offer the best of both worlds.

Q.  HOW DOES A GROWTH MANAGER INVEST FOR BOTH GROWTH AND INCOME?

A. Basically, the Fund tries to balance earnings growth and income. We invest in high-growth and low-income stocks, and in low-growth, high-income stocks. Dividend-paying growth stocks make up about 70% to 80% of the portfolio. Low-growth and high-income stocks, such as energy and utilities holdings, make up 5% to 10% of the portfolio. The remainder of the Fund, about 10% to 20%, is invested in convertible securities. We believe this strategy helps to maximize total return and reduce volatility.

Q.  WHAT SECTORS DID THE FUND TARGET?

A. The Fund maintained its positions in its top three sectors: health care, especially pharmaceutical stocks; financial stocks including major credit card companies and mortgage securities firms; and computer software and services companies.

Q.  WHY ARE PHARMACEUTICAL STOCKS ATTRACTIVE?

A. Earnings growth for major U.S. drug companies has been strong in recent years for several reasons, including expedited product approval by the Federal Drug Administration, growing demand from an aging population, and the recent success of new drugs. Top holdings for the Fund included Pfizer, Inc., maker of the blockbuster

                       ----------------------------------

                           Because of our conservative

                       investment approach, which focuses

                                on companies with

                           strong earnings prospects,

                        we remain confident that the Fund

                         is positioned well as we enter

                                the coming year.

                       ----------------------------------

                                    CHARTER

THE MANAGERS' OVERVIEW


Number of Holdings: 145
  U.S. Government Bonds 1.28%                       Convertible Bonds 12.95%
  Cash & Cash Equivalents 3.42%                     Common Stock 76.39%
  Convertible Preferred Stock 5.93%

PORTFOLIO COMPOSITION

As of 10/31/98, based on total net assets

================================================================================
Top 10 Holdings
--------------------------------------------------------------------------------
1.  MCI WorldCom, Inc.                                 3.19%

2.  Philip Morris Companies Inc.                       2.95

3.  Pfizer, Inc.                                       2.89

4.  General Electric Co.                               2.10

5.  Microsoft Corp.                                    2.04

6.  Warner-Lambert Co.                                 2.04

7.  Chase Manhattan Corp. (The)                        1.97

8.  Tyco International Ltd.                            1.97

9.  America Online, Inc.                               1.81

10. Pharmacia & Upjohn, Inc.                           1.78

Please keep in mind that the Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security.
================================================================================


================================================================================
Common Stock                          76.39%

Convertible bonds                     12.98%

Convertible preferred stock            5.93%

U.S. Government Bonds                  1.28%

Cash & Cash Equivalents                3.42%
================================================================================



    drug Viagra. We also own Pharmacia & Upjohn, Inc., Merck & Co. Inc., Warner-Lambert Co., and Eli Lilly & Co.

Q.  WHAT HAS HAPPENED WITH FINANCIAL STOCKS?

A. In the first quarter of the fiscal year, America's biggest banks reported solid earnings, and a number of proposed mergers created a positive ripple effect throughout the rest of the financial sector. Banks joining forces included BankAmerica Corp. and NationsBank and Citicorp and Travelers Group. The Fund held positions in these merged corporations.
        The Fund's other financial holdings included banking firm Chase Manhattan Corp., brokerage firms Merrill Lynch & Co., Inc., and Morgan Stanley Dean Witter, Discover & Co., insurance provider American International Group Inc., and credit card company American Express Co. In the last quarter of the fiscal year, many financial stocks in the Fund's portfolio were significantly affected by the global economic crisis. But we continue to hold these stocks because we believe these are solid companies with strong franchises. In fact, we consider many of these stocks to be long-term buying opportunities. We believe these companies eventually will emerge as leaders in the increasingly consolidating global financial environment.

Q.  HOW ARE COMPUTER SOFTWARE AND SERVICES STOCKS PERFORMING?

A. The Fund held Microsoft Corp. as a major technology position because of its outstanding earnings performance, especially in its most recent quarter. The software giant reported a fiscal first-quarter profit of $1.68 billion, or 62 cents a share, up from $663 million, or 25 cents a share, a year earlier.
        Stocks of computer service firms benefited from an expansion in outsourcing, where outside firms are hired to perform software management functions. The so-called Year 2000 bug also provided plenty of work for information technology companies, such as Compuware Corp.

Q.  WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND EQUITY MARKETS?

A. We expect the markets to experience continued volatility. We also believe that the decline near the end of the reporting period was a normal correction, rather than the beginning of a true bear market. After three years of extraordinary returns of 20% and 30%, U.S. equity markets may be returning to more historic growth rates, closer to 10%.
        We're optimistic that the United States will avoid a recession in 1999. The economy is likely to experience annual gross domestic product growth in the 1.5% to 2% range, so low inflation and low interest rates should continue. However, with global markets especially in Asia experiencing weakness and the U.S. economy expanding more slowly, many companies will find it difficult to produce earnings growth. Because of our conservative investment approach, which focuses on companies with strong earnings prospects, we remain confident that the Fund is positioned well as we enter the coming year.

                      ------------------------------------

                              We also believe that

                           the decline near the end of

                            the reporting period was

                      a normal correction, rather than the

                        beginning of a true bear market.

                      ------------------------------------

                                    CHARTER

SCHEDULE OF INVESTMENTS

October 31, 1998

                                                     MARKET
                                     SHARES          VALUE
COMMON STOCKS-76.39%

AIR FREIGHT-0.35%

CNF Transportation Inc.                600,000   $   18,150,000
---------------------------------------------------------------

BANKS (MAJOR REGIONAL)-0.53%

UBS A.G. (Switzerland)(a)              100,001       27,425,406
---------------------------------------------------------------

BANKS (MONEY CENTER)-2.52%

BankAmerica Corp.                      500,000       28,718,750
---------------------------------------------------------------
Chase Manhattan Corp. (The)          1,800,000      102,262,500
---------------------------------------------------------------
                                                    130,981,250
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE)-0.62%

Comcast Corp.-Class A                  650,000       32,093,750
---------------------------------------------------------------

CHEMICALS (DIVERSIFIED)-1.02%

Monsanto Co.                         1,300,000       52,812,500
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-0.62%

Lucent Technologies, Inc.              400,000       32,075,000
---------------------------------------------------------------

COMPUTERS (HARDWARE)-2.31%

Compaq Computer Corp.(b)               798,000       25,236,750
---------------------------------------------------------------
Dell Computer Corp.(a)                 650,000       42,656,250
---------------------------------------------------------------
International Business Machines
  Corp.                                350,000       51,953,125
---------------------------------------------------------------
                                                    119,846,125
---------------------------------------------------------------

COMPUTERS (NETWORKING)-1.58%

Ascend Communications, Inc.(a)         400,000       19,300,000
---------------------------------------------------------------
Cisco Systems, Inc.(a)               1,000,000       63,000,000
---------------------------------------------------------------
                                                     82,300,000
---------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-4.30%

BMC Software, Inc.(a)                  400,000       19,225,000
---------------------------------------------------------------
Computer Sciences Corp.(a)             500,000       26,375,000
---------------------------------------------------------------
Compuware Corp.(a)                     300,000       16,256,250
---------------------------------------------------------------
HBO & Co.                            1,000,000       26,250,000
---------------------------------------------------------------
Microsoft Corp.(a)                   1,000,000      105,875,000
---------------------------------------------------------------
Novell, Inc.(a)                      2,000,000       29,750,000
---------------------------------------------------------------
                                                    223,731,250
---------------------------------------------------------------

CONSUMER FINANCE-1.74%

Household International, Inc.          500,000       18,281,250
---------------------------------------------------------------
MBNA Corp.                             800,000       18,250,000
---------------------------------------------------------------
Providian Financial Corp.(b)           678,000       53,816,250
---------------------------------------------------------------
                                                     90,347,500
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
DISTRIBUTORS (FOOD & HEALTH)-0.83%

Bergen Brunswig Corp.-Class A          300,000   $   14,643,750
---------------------------------------------------------------
Cardinal Health, Inc.                  300,000       28,368,750
---------------------------------------------------------------
                                                     43,012,500
---------------------------------------------------------------

ELECTRIC COMPANIES-0.72%

Edison International                   700,000       18,462,500
---------------------------------------------------------------
FPL Group, Inc.                        300,000       18,768,750
---------------------------------------------------------------
                                                     37,231,250
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-2.49%

General Electric Co.                 1,250,000      109,375,000
---------------------------------------------------------------
Honeywell, Inc.                        250,000       19,968,750
---------------------------------------------------------------
                                                    129,343,750
---------------------------------------------------------------

ELECTRONICS (DEFENSE)-0.32%

Raytheon Co.-Class A                   300,000       16,800,000
---------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-0.51%

Intel Corp.                            300,000       26,756,250
---------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-0.37%

Applied Materials, Inc.(a)             550,000       19,078,125
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-7.95%

American Express Co.                   850,000       75,118,750
---------------------------------------------------------------
Associates First Capital
  Corp.-Class A(b)                     350,000       24,675,000
---------------------------------------------------------------
Citigroup Inc.                       1,500,000       70,593,750
---------------------------------------------------------------
Fannie Mae                           1,000,000       70,812,500
---------------------------------------------------------------
Freddie Mac                          1,400,000       80,500,000
---------------------------------------------------------------
Morgan Stanley, Dean Witter,
  Discover & Co.                       650,000       42,087,500
---------------------------------------------------------------
SunAmerica, Inc.                       700,000       49,350,000
---------------------------------------------------------------
                                                    413,137,500
---------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-4.86%

Abbott Laboratories                    500,000       23,468,750
---------------------------------------------------------------
American Home Products Corp.           500,000       24,375,000
---------------------------------------------------------------
Bristol-Myers Squibb Co.               600,000       66,337,500
---------------------------------------------------------------
Johnson & Johnson                      400,000       32,600,000
---------------------------------------------------------------

                                    CHARTER

                                                     MARKET
                                     SHARES          VALUE
HEALTH CARE (DIVERSIFIED)-(CONTINUED)

Warner-Lambert Co.(b)                1,350,000   $  105,806,250
---------------------------------------------------------------
                                                    252,587,500
---------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)-7.22%

Lilly (Eli) & Co.                      800,000       64,750,000
---------------------------------------------------------------
Merck & Co., Inc.                      500,000       67,625,000
---------------------------------------------------------------
Pfizer Inc.                          1,400,000      150,237,500
---------------------------------------------------------------
Pharmacia & Upjohn, Inc.(b)          1,750,000       92,640,625
---------------------------------------------------------------
                                                    375,253,125
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-2.66%

Allegiance Corp.                       755,000       28,076,563
---------------------------------------------------------------
Arterial Vascular Engineering,
  Inc.(a)(b)                           600,000       18,450,000
---------------------------------------------------------------
Baxter International Inc.              300,000       17,981,250
---------------------------------------------------------------
Becton, Dickinson & Co.                600,000       25,275,000
---------------------------------------------------------------
Guidant Corp.                          250,000       19,125,000
---------------------------------------------------------------
Medtronic, Inc.                        450,000       29,250,000
---------------------------------------------------------------
                                                    138,157,813
---------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES)-0.53%

Omnicare, Inc.                         800,000       27,650,000
---------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES)-1.36%

Colgate-Palmolive Co.                  500,000       44,187,500
---------------------------------------------------------------
Procter & Gamble Co. (The)             300,000       26,662,500
---------------------------------------------------------------
                                                     70,850,000
---------------------------------------------------------------

HOUSEWARES-0.48%

Rubbermaid, Inc.                       750,000       24,890,625
---------------------------------------------------------------

INSURANCE (MULTI-LINE)-1.31%

Ace, Ltd.                              500,000       16,937,500
---------------------------------------------------------------
American International Group, Inc.     600,000       51,150,000
---------------------------------------------------------------
                                                     68,087,500
---------------------------------------------------------------

INSURANCE (PROPERTY-CASUALTY)-0.50%

Allstate Corp. (The)                   600,000       25,837,500
---------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE-0.80%

Merrill Lynch & Co., Inc.              700,000       41,475,000
---------------------------------------------------------------

INVESTMENT MANAGEMENT-0.54%

Franklin Resources, Inc.               744,100       28,136,281
---------------------------------------------------------------

LODGING-HOTELS-1.09%

Carnival Corp.                       1,750,000       56,656,250
---------------------------------------------------------------

MACHINERY (DIVERSIFIED)-0.39%

Ingersoll-Rand Co.                     400,000       20,200,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
MANUFACTURING (DIVERSIFIED)-2.64%

Illinois Tool Works Inc.               250,000   $   16,031,250
---------------------------------------------------------------
Tyco International Ltd.              1,650,000      102,196,875
---------------------------------------------------------------
United Technologies Corp.              200,000       19,050,000
---------------------------------------------------------------
                                                    137,278,125
---------------------------------------------------------------

NATURAL GAS-1.43%

El Paso Energy Corp.                   550,000       19,490,625
---------------------------------------------------------------
Enron Corp.                            675,000       35,606,250
---------------------------------------------------------------
Williams Companies, Inc. (The)         700,000       19,206,250
---------------------------------------------------------------
                                                     74,303,125
---------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-1.59%

Baker Hughes, Inc.                   1,250,000       27,578,125
---------------------------------------------------------------
Halliburton Co.                        800,000       28,750,000
---------------------------------------------------------------
Schlumberger Ltd.                      500,000       26,250,000
---------------------------------------------------------------
                                                     82,578,125
---------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-1.08%

Conoco Inc.-Class A(a)               2,250,000       55,968,750
---------------------------------------------------------------

OIL (INTERNATIONAL INTEGRATED)-1.61%

Amoco Corp.                            300,000       16,837,500
---------------------------------------------------------------
Royal Dutch Petroleum Co.-New
  York Shares (Netherlands)          1,000,000       49,250,000
---------------------------------------------------------------
Texaco, Inc.                           300,000       17,793,750
---------------------------------------------------------------
                                                     83,881,250
---------------------------------------------------------------

PERSONAL CARE-0.23%

Avon Products, Inc.                    298,900       11,862,594
---------------------------------------------------------------

PHOTOGRAPHY/IMAGING-0.75%

Xerox Corp.                            400,000       38,750,000
---------------------------------------------------------------

PUBLISHING-0.35%

Dow Jones & Co., Inc.                  400,000       18,325,000
---------------------------------------------------------------

RAILROADS-0.40%

Kansas City Southern Industries,
  Inc.                                 542,700       20,961,787
---------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST-0.19%

Crescent Real Estate Equities, Co.     400,000       10,025,000
---------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-0.32%

Lowe's Companies, Inc.                 500,000       16,843,750
---------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS)-0.19%

Ingram Micro, Inc.-Class A(a)(b)       222,200       10,110,100
---------------------------------------------------------------

                                    CHARTER

                                                     MARKET
                                     SHARES          VALUE
RETAIL (DEPARTMENT STORES)-1.31%

Federated Department Stores, Inc.(a)   600,000   $   23,062,500
---------------------------------------------------------------
Kohl's Corp.(a)                        350,000       16,734,375
---------------------------------------------------------------
Saks Inc.(a)                         1,233,300       28,057,575
---------------------------------------------------------------
                                                     67,854,450
---------------------------------------------------------------

RETAIL (DISCOUNTERS)-0.35%

Family Dollar Stores, Inc.           1,000,000       18,125,000
---------------------------------------------------------------

RETAIL (DRUG STORES)-0.69%

CVS Corp.(b)                           150,000        6,853,125
---------------------------------------------------------------
Walgreen Co.                           600,000       29,212,500
---------------------------------------------------------------
                                                     36,065,625
---------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-2.41%

Dayton Hudson Corp.                  1,000,000       42,375,000
---------------------------------------------------------------
Wal-Mart Stores, Inc.                1,200,000       82,800,000
---------------------------------------------------------------
                                                    125,175,000
---------------------------------------------------------------

SAVINGS & LOAN COMPANIES-0.32%

Washington Mutual, Inc.                450,000       16,846,875
---------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-0.24%

Service Corp. International            350,000       12,468,750
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-1.07%

Ceridian Corp.(a)                      325,000       18,646,875
---------------------------------------------------------------
Equifax, Inc.                          475,000       18,376,563
---------------------------------------------------------------
Fiserv, Inc.(a)                        400,000       18,600,000
---------------------------------------------------------------
                                                     55,623,438
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-3.19%

MCI WorldCom, Inc.(a)(b)             3,000,000      165,750,000
---------------------------------------------------------------

TELEPHONE-2.56%

Ameritech Corp.                        600,000       32,362,500
---------------------------------------------------------------
BellSouth Corp.                        450,000       35,915,625
---------------------------------------------------------------
SBC Communications, Inc.(b)          1,400,000       64,837,500
---------------------------------------------------------------
                                                    133,115,625
---------------------------------------------------------------

TOBACCO-2.95%

Philip Morris Companies, Inc.        3,000,000      153,375,000
---------------------------------------------------------------
    Total Common Stocks (Cost
      $2,927,834,541)                             3,970,191,119
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
CONVERTIBLE CORPORATE BONDS & NOTES-12.98%

AUTO PARTS & EQUIPMENT-0.22%

Magna International, Inc., Conv.
  Sub. Deb., 4.875%, 02/15/05     $ 11,000,000   $   11,247,500
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
BROADCASTING (TELEVISION, RADIO & CABLE)-0.30%

Jacor Communications, Inc.,
  Conv. Sr. LYON, 5.50%,
  06/12/11(c)                     $ 20,000,000   $   15,450,000
---------------------------------------------------------------
COMMUNICATIONS EQUIPMENT-1.48%

Comverse Technology, Inc., Conv.
  Sub. Deb., 4.50%, 07/01/05(d)
  (Acquired 06/25/98-10/15/98;
  Cost $17,000,000)                 17,500,000       16,253,125
---------------------------------------------------------------
Global Telesystems Group, Inc.,
  Conv. Sr. Sub. Deb., 5.75%,
  07/01/10                          42,250,000       37,708,125
---------------------------------------------------------------
Global Telesystems Group, Inc.,
  Conv. Sr. Sub. Notes, 8.75%,
  06/30/00                           1,100,000        2,283,875
---------------------------------------------------------------
Global Telesystems Group, Inc.,
  Conv. Sr. Sub. Notes, 8.75%,
  06/30/00(d) (Acquired
  02/05/98; Cost $13,002,080)       10,000,000       20,762,500
---------------------------------------------------------------
                                                     77,007,625
---------------------------------------------------------------

COMPUTERS (HARDWARE)-0.40%

Candescent Technology Corp.,
  Conv. Sr. Sub. Deb., 7.00%,
  05/01/03(d) (Acquired
  04/17/98; Cost $25,000,000)       25,000,000       21,000,000
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-1.39%

EMC Corp., Conv. Sub. Notes,
  3.25%, 03/15/02                   25,000,000       72,218,750
---------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-3.58%

America Online, Inc., Conv. Sub.
  Notes, 4.00%, 11/15/02            37,500,000       94,265,625
---------------------------------------------------------------
America Online, Inc., Conv. Sub.
  Notes, 4.00%, 11/15/02(d)
  (Acquired 02/10/98; Cost
  $15,619,768)                      12,500,000       31,421,875
---------------------------------------------------------------
Network Associates, Inc., Conv.
  Sub. Deb., 4.00%, 02/13/18(c)     45,000,000       19,575,000
---------------------------------------------------------------
Platinum Technology, Inc., Conv.
  Sub. Notes, 6.25%, 12/15/02       10,000,000        8,250,000
---------------------------------------------------------------
Platinum Technology, Inc., Conv.
  Sub. Notes, 6.25%, 12/15/02(d)
  (Acquired 12/11/97-01/12/98;
  Cost $9,961,125)                  10,000,000        8,250,000
---------------------------------------------------------------
Veritas Software Corp., Conv.
  Sub. Notes, 5.25%, 11/01/04       17,500,000       24,368,750
---------------------------------------------------------------
                                                    186,131,250
---------------------------------------------------------------

                                    CHARTER

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
ELECTRICAL EQUIPMENT-0.48%

SCI Systems, Inc., Conv. Sub.
  Notes, 5.00%, 05/01/06(d)
  (Acquired 10/20/98; Cost
  $20,135,415)                    $ 15,000,000   $   24,806,250
---------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-0.29%

Amkor Technology, Inc., Conv.
  Sub Notes, 5.75%, 05/01/03        26,000,000       14,885,000
---------------------------------------------------------------

FOOD-MISC. (DIVERSIFIED)-0.54%

Nestle Holding, Inc., Conv.
  Bond, 3.00%, 06/17/02
  (Switzerland)                     20,000,000       28,110,540
---------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES)-0.62%

Omnicare, Inc., Conv. Bond,
  5.00%, 12/01/07                   10,000,000       10,800,000
---------------------------------------------------------------
Omnicare, Inc., Conv. Sub. Deb.,
  5.00%, 12/01/07(d) (Acquired
  12/04/97; Cost $20,000,000)       20,000,000       21,600,000
---------------------------------------------------------------
                                                     32,400,000
---------------------------------------------------------------

INSURANCE (MULTI-LINE)-0.40%

Loews Corp., Conv. Sub. Notes,
  3.125%, 09/15/07                  25,000,000       20,500,000
---------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-0.55%

Home Depot, Inc., Conv. Sub.
  Notes, 3.25%, 10/01/01            15,000,000       28,500,000
---------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS)-0.49%

Ingram Micro, Inc., Conv. Deb.,
  5.375%, 06/09/18(c)               70,000,000       25,637,500
---------------------------------------------------------------

RETAIL (DRUG STORES)-0.37%

Rite Aid Corp., Conv. Sub.
  Notes, 5.25%, 09/15/02            15,000,000       19,012,500
---------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-0.54%

Costco Companies, Inc., Conv.
  Sub. Notes, 3.50%, 08/19/17(c)    40,000,000       28,250,000
---------------------------------------------------------------

RETAIL (SPECIALTY)-0.43%

Staples Inc., Conv. Sub. Deb.,
  4.50%, 10/01/00(d) (Acquired
  10/23/97-12/30/97; Cost
  $13,054,000)                      10,000,000       22,225,000
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-0.39%

Affiliated Computer Services,
  Conv. Sub. Notes, 4.00%,
  03/15/05                           9,250,000        9,862,813
---------------------------------------------------------------
Affiliated Computer Services,
  Conv. Sub. Notes, 4.00%,
  03/15/05(d) (Acquired
  03/17/98; Cost $10,004,125)       10,000,000       10,662,500
---------------------------------------------------------------
                                                     20,525,313
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
WASTE MANAGEMENT-0.51%

United Waste Systems, Inc.,
  Conv. Sub. Notes, 4.50%,
  06/01/01                        $ 17,500,000   $   26,753,125
---------------------------------------------------------------
    Total Convertible Corporate
      Bonds & Notes (Cost
      $587,314,953)                                 674,660,353
---------------------------------------------------------------

                                     SHARES
CONVERTIBLE PREFERRED STOCKS-5.93%

BROADCASTING (TELEVISION, RADIO & CABLE)-1.65%

Chancellor Media Corp.-$3.00
  Conv. Pfd.                           275,000   $   22,275,000
---------------------------------------------------------------
MediaOne Group, Inc.-$2.25
  Series D Conv. Pfd.                  550,000       47,746,875
---------------------------------------------------------------
MediaOne Group, Inc.-$3.625
  Conv. Pfd.                           300,000       16,162,500
---------------------------------------------------------------
                                                     86,184,375
---------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-0.29%

Microsoft Corp.-$2.196 Series A
  Conv. Pfd.                           154,000       15,053,500
---------------------------------------------------------------

ELECTRIC COMPANIES-0.96%

Houston Industries, Inc.-$3.22
  Conv. Pfd.                           615,000       49,853,437
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-0.31%

McKesson Financing Trust, $2.50
  Conv. Pfd.                           150,000       15,975,000
---------------------------------------------------------------

HOME DECORATION PRODUCTS-0.36%

Newell Financial Trust,
  Inc.-$2.625 Conv. Pfd.               350,000       18,856,250
---------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-0.68%

Conseco, Inc.-$4.278 Conv.
  PRIDES                               300,000       35,700,000
---------------------------------------------------------------

LODGING-HOTELS-0.48%

Royal Caribbean Cruises
  Ltd.-$3.63 Conv. Pfd.                271,700       24,860,550
---------------------------------------------------------------

RETAIL (DRUG STORES)-0.50%

CVS Corp.-$4.23 Conv. Pfd.             300,000       25,800,000
---------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-0.15%

Kmart Financing, Inc.-$3.875
  Conv. Pfd.                           140,000        7,761,250
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-0.28%

TJX Companies, Inc.-$7.00 Series
  E Conv. Pfd.                          35,000       14,348,425
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.27%

AirTouch Communications,
  Inc.-$1.74 Series B Conv. Pfd.       300,000       13,800,000
---------------------------------------------------------------
    Total Convertible Preferred
      Stocks (Cost $271,494,583)                    308,192,787
---------------------------------------------------------------

                                    CHARTER

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
U.S. TREASURY NOTES-1.28%

9.125%, 05/15/99                  $ 20,000,000   $   20,488,800
---------------------------------------------------------------
11.75%, 02/15/01                    40,000,000       46,394,000
---------------------------------------------------------------
    Total U.S. Treasury Notes
      (Cost $68,093,945)                             66,882,800
---------------------------------------------------------------

REPURCHASE AGREEMENT-3.90%(e)

Dresdner Kleinwort, Benson,
  North America LLC, 5.55%,
  11/02/98(f) (Cost
  $202,557,788)                    202,557,788      202,557,788
---------------------------------------------------------------
TOTAL INVESTMENTS-100.48%                         5,222,484,847
---------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-(0.48%)                               (25,198,413)
---------------------------------------------------------------
NET ASSETS-100.00%                               $5,197,286,434
===============================================================

Abbreviations:

Conv.  - Convertible
Deb.   - Debentures
LYON   - Liquid Yield Option Notes
Pfd.   - Preferred
PRIDES - Preferred Redemption Increase Dividend Equity Security
Sr.    - Senior
Sub.   - Subordinated

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of these securities are subject to call options written. See note 7.
(c) Zero coupon bonds. Interest rate shown represents the rate of original issue discount.
(d) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with the procedures established by the Board of Directors. The aggregate market value of these securities at 10/31/98 was $176,981,250, which represented 3.41% of the Fund's net assets.
(e) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor for its affiliates.
(f) Joint repurchase agreement entered into 10/30/98 with a maturing value of $300,138,750. Collateralized by $485,457,284 U.S. Government obligations, 0% to 8.50% due 01/07/99 to 08/01/37 with an aggregate market value at 10/31/98 of $306,003,830.

See Notes to Financial Statements.

                                    CHARTER

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 1998

ASSETS:

Investments, at market value (cost
  $4,057,295,810)                             $5,222,484,847
------------------------------------------------------------
Receivables for:
  Investments sold                                13,449,956
------------------------------------------------------------
  Capital stock sold                               5,474,436
------------------------------------------------------------
  Dividends and interest                          15,664,282
------------------------------------------------------------
Investment for deferred compensation plan             62,521
------------------------------------------------------------
Other assets                                         133,187
------------------------------------------------------------
      Total assets                             5,257,269,229
------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                           36,176,235
------------------------------------------------------------
  Capital stock reacquired                         9,083,225
------------------------------------------------------------
  Deferred compensation                               62,521
------------------------------------------------------------
Options written (premiums received
  $8,091,351)                                      8,480,263
------------------------------------------------------------
Accrued advisory fees                              2,504,651
------------------------------------------------------------
Accrued administrative services fees                  12,550
------------------------------------------------------------
Accrued directors' fees                                4,000
------------------------------------------------------------
Accrued distribution fees                          2,409,172
------------------------------------------------------------
Accrued transfer agent fees                          923,434
------------------------------------------------------------
Accrued operating expenses                           326,744
------------------------------------------------------------
      Total liabilities                           59,982,795
------------------------------------------------------------
Net assets applicable to shares outstanding   $5,197,286,434
============================================================

NET ASSETS:

Class A                                       $3,706,938,087
============================================================
Class B                                       $1,408,687,133
============================================================
Class C                                       $   37,846,445
============================================================
Institutional Class                           $   43,814,769
============================================================
CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:
Class A:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                    278,255,520
============================================================
Class B:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                    106,376,708
============================================================
Class C:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                      2,851,068
============================================================
Institutional Class:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                      3,265,143
============================================================
Class A:
  Net asset value and redemption price per
    share                                     $        13.32
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $13.32 divided
    by 94.50%)                                $        14.10
============================================================
Class B:
  Net asset value and offering price per
    share                                     $        13.24
============================================================
Class C:
  Net asset value and offering price per
    share                                     $        13.27
============================================================
Institutional Class:
  Net asset value, offering and redemption
    price per share                           $        13.42
============================================================

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME:

Dividends (net of $827,299 foreign
  withholding tax)                             $ 61,756,240
-----------------------------------------------------------
Interest                                         40,582,343
-----------------------------------------------------------
      Total investment income                   102,338,583
-----------------------------------------------------------

EXPENSES:

Advisory fees                                    31,820,925
-----------------------------------------------------------
Administrative services fees                        152,008
-----------------------------------------------------------
Custodian fees                                      327,507
-----------------------------------------------------------
Directors' fees                                      38,648
-----------------------------------------------------------
Distribution fees-Class A                        11,101,044
-----------------------------------------------------------
Distribution fees-Class B                        12,843,741
-----------------------------------------------------------
Distribution fees-Class C                           216,922
-----------------------------------------------------------
Interest (Note 5)                                   412,451
-----------------------------------------------------------
Transfer agent fees-Class A                       4,902,143
-----------------------------------------------------------
Transfer agent fees-Class B                       2,508,122
-----------------------------------------------------------
Transfer agent fees-Class C                          49,570
-----------------------------------------------------------
Transfer agent fees-Institutional Class               3,895
-----------------------------------------------------------
Other                                             1,138,589
-----------------------------------------------------------
      Total expenses                             65,515,565
-----------------------------------------------------------
Less:   Fees waived by advisor                     (762,337)
-----------------------------------------------------------
      Expenses paid indirectly                     (239,868)
-----------------------------------------------------------
      Net expenses                               64,513,360
-----------------------------------------------------------
Net investment income                            37,825,223
-----------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FUTURES AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                         204,168,591
-----------------------------------------------------------
  Foreign currencies                                985,214
-----------------------------------------------------------
  Futures contracts                              (3,768,370)
-----------------------------------------------------------
  Option contracts purchased                      2,119,600
-----------------------------------------------------------
  Option contracts written                        2,763,898
-----------------------------------------------------------
                                                206,268,933
-----------------------------------------------------------
Net unrealized appreciation (depreciation)
  of:
  Investment securities                         256,495,600
-----------------------------------------------------------
  Foreign currencies                                 39,913
-----------------------------------------------------------
  Futures contracts                               2,332,675
-----------------------------------------------------------
  Option contracts written                       (3,953,364)
-----------------------------------------------------------
                                                254,914,824
-----------------------------------------------------------
  Net gain from investment securities,
    foreign currencies, futures and option
    contracts                                   461,183,757
-----------------------------------------------------------
Net increase in net assets resulting from
  operations                                   $499,008,980
===========================================================

See Notes to Financial Statements.

                                    CHARTER

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 1998 AND 1997

                                                                   1998              1997
                                                              --------------    --------------
OPERATIONS:

  Net investment income                                       $   37,825,223    $   25,716,155
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, futures and option contracts                     206,268,933       471,905,541
----------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities,
    foreign currencies, futures and option contracts             254,914,824       453,826,181
----------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations       499,008,980       951,447,877
----------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                        (28,039,987)      (29,364,689)
----------------------------------------------------------------------------------------------
  Class B                                                         (3,013,337)       (2,392,475)
----------------------------------------------------------------------------------------------
  Class C                                                            (47,378)               --
----------------------------------------------------------------------------------------------
  Institutional Class                                               (445,449)         (438,502)
----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                       (346,531,949)     (162,219,599)
----------------------------------------------------------------------------------------------
  Class B                                                       (108,856,197)      (34,439,480)
----------------------------------------------------------------------------------------------
  Class C                                                           (819,962)           (2,594)
----------------------------------------------------------------------------------------------
  Institutional Class                                             (3,989,466)       (1,797,486)
----------------------------------------------------------------------------------------------
Net equalization credits (See Note 1):
  Class A                                                                 --           292,768
----------------------------------------------------------------------------------------------
  Class B                                                                 --           189,770
----------------------------------------------------------------------------------------------
  Institutional Class                                                     --             6,698
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        235,195,827       247,700,247
----------------------------------------------------------------------------------------------
  Class B                                                        350,425,592       397,291,935
----------------------------------------------------------------------------------------------
  Class C                                                         32,069,085         5,872,568
----------------------------------------------------------------------------------------------
  Institutional Class                                              3,464,509         4,247,713
----------------------------------------------------------------------------------------------
      Net increase in net assets                                 628,420,268     1,376,394,751
----------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          4,568,866,166     3,192,471,415
----------------------------------------------------------------------------------------------
  End of period                                               $5,197,286,434    $4,568,866,166
==============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $3,821,903,969    $3,199,855,109
----------------------------------------------------------------------------------------------
  Undistributed net investment income                              9,291,857         2,895,981
----------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies, futures and option
    contracts                                                    201,250,572       456,189,864
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, futures and option contracts                   1,164,840,036       909,925,212
----------------------------------------------------------------------------------------------
                                                              $5,197,286,434    $4,568,866,166
==============================================================================================

See Notes to Financial Statements.

                                    CHARTER

NOTES TO FINANCIAL STATEMENTS

October 31, 1998

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Charter Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios: AIM Charter Fund, AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Constellation Fund and AIM Weingarten Fund. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to provide growth of capital, with current income as a secondary objective.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations-A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date, or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. On October 31, 1998, undistributed net investment income was increased by $1,010,651 and undistributed net realized gains decreased by $1,010,651 in order to comply with the requirements of the American Institute of Certified Public Accountants Statements of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
C. Bond Premiums-It is the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes.
D. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Expenses-Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses are allocated among the classes.
F. Equalization-The Fund previously followed the accounting practice known as equalization by which a portion of the proceeds from sales and costs of repurchases of Fund shares, equivalent on a per share basis to the amount of undistributed net investment income, is credited or charged to undistributed net income when the transaction is recorded so that the undistributed net investment income per share is unaffected by sales or redemptions of Fund shares. Effective November 1, 1997, the Fund discontinued equalization accounting and reclassified the cumulative equalization credits of $893,847 from undistributed net investment income to paid-in capital.

                                    CHARTER

    This change has no effect on the net assets, the results of operations or the net asset value per share of the Fund.
G. Foreign Currency Translations-Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
H. Foreign Currency Contracts-A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.
I. Stock Index Futures Contracts-The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the securities being hedged.
J. Covered Call Options-The fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
    A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
K. Put options-The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, a Fund pays an option premium. The option's underlying instrument may be a security, or a futures contract. Put options may be used by a Fund to hedge securities it owns by locking a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has agreed to voluntarily waive a portion of its advisory fees paid by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. Under the voluntary waiver, AIM will receive a fee calculated at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion. The waiver is entirely voluntary but approval is required by the Board of Directors for any decision by AIM to discontinue the waiver. During the year ended October 31, 1998, AIM waived fees of $762,337. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.

                                    CHARTER

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1998, AIM was reimbursed $152,008 for such services.
  The Fund, pursuant to a transfer agent and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. On September 20, 1997, the Board of Directors approved appointment of AFS as transfer agent of the Institutional Class effective December 29, 1997. During the year ended October 31, 1998, AFS was paid $4,080,187 with respect to the Class A, Class B, and Class C shares and for the period December 29, 1997 through October 31, 1998, AFS was paid $3,312 with respect to the Institutional Class. Prior to the effective date of the agreement with AFS, the Fund paid A I M Institutional Fund Services, Inc. $583 pursuant to a transfer agency and shareholder services agreement with respect to the Institutional Class for the period November 1, 1997 through December 28, 1997.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of Class C shares. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of Class A, Class B or C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended October 31, 1998, the Class A, Class B and Class C shares paid AIM Distributors $11,101,044, $12,843,741, and $216,922, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $1,892,699 from sales of Class A shares of the Fund during the year ended October 31, 1998. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1998, AIM Distributors received commissions of $161,792 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AIM Capital, AIM Distributors, AFS, and FMC.
  During the year ended October 31, 1998, the Fund paid legal fees of $12,926 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1998, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $52,292 and $187,576, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $239,868 during the year ended October 31, 1998.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BORROWINGS

Reverse repurchase agreements involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed-upon price and date. Proceeds from reverse repurchase agreements are treated as borrowings. The agreements are collateralized by the underlying securities and are carried at the amount at which the securities will subsequently be repurchased as specified in the agreements. The maximum amount outstanding during the period ended October 31, 1998 was $117,134,000 while borrowings averaged $7,046,827 per day with a weighted average interest rate of 5.85%.
  The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on May 1, 1998, the Fund was limited to borrowing up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. During the year ended October 31, 1998, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1998 was $7,658,867,434 and $7,675,681,041, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities as of October 31, 1998, on a tax basis, is as follows:

Aggregate unrealized appreciation of
  investment securities                         $1,195,598,611
--------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                            (60,184,443)
--------------------------------------------------------------
Net unrealized appreciation of investment
  securities                                    $1,135,414,168
==============================================================

Cost of investments for tax purposes is $4,087,070,679.

                                    CHARTER

NOTE 7-OPTION CONTRACTS WRITTEN

Transactions in call options written during the year ended October 31, 1998 are summarized as follows:

                                        CALL OPTION CONTRACTS
                                      -------------------------
                                       NUMBER
                                         OF          PREMIUMS
                                      CONTRACTS      RECEIVED
                                      ---------     -----------
Beginning of Period                      26,305     $ 5,836,484
---------------------------------------------------------------
Written                                 301,649      69,039,606
---------------------------------------------------------------
Closed                                 (221,962)    (55,174,709)
---------------------------------------------------------------
Exercised                               (31,495)     (6,226,655)
---------------------------------------------------------------
Expired                                 (43,295)     (5,383,375)
---------------------------------------------------------------
End of period                            31,202     $ 8,091,351
===============================================================

Open call option contracts written at October 31, 1998 were as follows:

                                                                          OCTOBER 31,
                                                  NUMBER                     1998         UNREALIZED
                          CONTRACT      STRIKE      OF        PREMIUMS      MARKET      APPRECIATION/
        ISSUE              MONTH        PRICE    CONTRACTS    RECEIVED       VALUE      (DEPRECIATION)
        -----             --------      ------   ---------   ----------   -----------   --------------
Associates First
 Capital Corp.-Class A      Nov          $70       1,000     $  595,980   $  331,250     $   264,730
------------------------------------------------------------------------------------------------------
Associates First
 Capital Corp.-Class A      Nov           75       1,000        520,983      150,000         370,983
------------------------------------------------------------------------------------------------------
Arterial Vascular
 Engineering, Inc.          Nov           35       4,500        586,057      323,437         262,620
------------------------------------------------------------------------------------------------------
CVS Corp                    Nov           43       1,500        623,762      553,125          70,637
------------------------------------------------------------------------------------------------------
Compaq Computer Corp.       Nov           30       7,980        774,033    1,895,250      (1,121,217)
------------------------------------------------------------------------------------------------------
Ingram Micro, Inc.          Nov           45       2,222        798,782      569,388         229,394
------------------------------------------------------------------------------------------------------
MCI WorldCom, Inc.          Nov           55       2,500        539,357      414,063         125,294
------------------------------------------------------------------------------------------------------
Pharmacia & Upjohn, Inc.    Nov           50       2,500        648,728      859,375        (210,647)
------------------------------------------------------------------------------------------------------
Providian Financial
 Corp.                      Nov           75       1,000        870,971      681,250         189,721
------------------------------------------------------------------------------------------------------
Providian Financial
 Corp.                      Nov           80       1,500        893,970      571,875         322,095
------------------------------------------------------------------------------------------------------
SBC Communications, Inc.    Nov           45       4,000        513,502      837,500        (323,998)
------------------------------------------------------------------------------------------------------
Warner-Lambert Co.          Nov           70       1,500        725,226    1,293,750        (568,524)
------------------------------------------------------------------------------------------------------
                                                             $8,091,351   $8,480,263     $  (388,912)
======================================================================================================

NOTE 8-CAPITAL STOCK

Changes in the capital stock outstanding during the years ended October 31, 1998 and 1997 were as follows:

                                   1998                          1997
                       ----------------------------   --------------------------
                          SHARES          AMOUNT        SHARES         AMOUNT
                       -------------   ------------   -----------   ------------
Sold
  Class A                 65,753,775   $868,543,898    64,563,425   $804,527,781
--------------------------------------------------------------------------------
  Class B                 32,991,364    431,938,545    37,105,082    454,511,843
--------------------------------------------------------------------------------
  Class C*                 2,736,777     36,139,093       437,883      6,069,012
--------------------------------------------------------------------------------
  Institutional Class        568,334      7,594,968       600,091      7,589,130
--------------------------------------------------------------------------------
Issued as reinvestment
  of dividends:
  Class A                 29,328,588    355,378,824    16,507,011    181,612,880
--------------------------------------------------------------------------------
  Class B                  8,807,895    105,930,618     3,210,439     35,080,359
--------------------------------------------------------------------------------
  Class C*                    67,166        810,828           159          2,155
--------------------------------------------------------------------------------
  Institutional Class        351,483      4,295,496       193,613      2,149,460
--------------------------------------------------------------------------------
Reacquired:
  Class A                (75,327,509)  (988,726,895)  (59,039,148)  (738,440,414)
--------------------------------------------------------------------------------
  Class B                (14,417,738)  (187,443,571)   (7,456,466)   (92,300,267)
--------------------------------------------------------------------------------
  Class C*                  (376,288)    (4,880,836)      (14,629)      (198,599)
--------------------------------------------------------------------------------
  Institutional Class       (636,014)    (8,425,955)     (445,517)    (5,490,877)
--------------------------------------------------------------------------------
                          49,847,833   $621,155,013    55,661,943   $655,112,463
================================================================================

* Class C commenced sales on August 4, 1997.

                                    CHARTER

NOTE 9-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of the Institutional Class capital stock outstanding during each of the years in the five-year period ended October 31, 1998.

                                                               1998       1997       1996       1995       1994
                                                              -------    -------    -------    -------    -------
Net asset value, beginning of period                          $ 13.48    $ 11.24    $ 10.66    $  8.93    $  9.48
------------------------------------------------------------  -------    -------    -------    -------    -------
Income from investment operations:
    Net investment income                                        0.18       0.16       0.24       0.23       0.25
------------------------------------------------------------  -------    -------    -------    -------    -------
    Net gains (losses) on securities (both realized and
     unrealized)                                                 1.24       2.91       1.44       2.07      (0.44)
------------------------------------------------------------  -------    -------    -------    -------    -------
         Total from investment operations                        1.42       3.07       1.68       2.30      (0.19)
------------------------------------------------------------  -------    -------    -------    -------    -------
Less distributions:
    Dividends from net investment income                        (0.14)     (0.16)     (0.20)     (0.24)     (0.20)
------------------------------------------------------------  -------    -------    -------    -------    -------
    Distributions from net realized gains                       (1.34)     (0.67)     (0.90)     (0.33)     (0.16)
------------------------------------------------------------  -------    -------    -------    -------    -------
         Total distributions                                    (1.48)     (0.83)     (1.10)     (0.57)     (0.36)
------------------------------------------------------------  -------    -------    -------    -------    -------
Net asset value, end of period                                $ 13.42    $ 13.48    $ 11.24    $ 10.66    $  8.93
============================================================  =======    =======    =======    =======    =======
Total return                                                    11.69%     29.05%     17.29%     27.45%     (2.02)%
============================================================  =======    =======    =======    =======    =======
Net assets, end of period (000s omitted)                      $43,815    $40,191    $29,591    $25,538    $21,840
============================================================  =======    =======    =======    =======    =======
Ratio of expenses (exclusive of interest) to average net
  assets(a)                                                      0.66%(b)   0.67%      0.69%      0.74%      0.73%
============================================================  =======    =======    =======    =======    =======
Ratio of net investment income to average net assets(c)          1.37%(b)   1.21%      2.24%      1.98%      2.76%
============================================================  =======    =======    =======    =======    =======
Portfolio turnover rate                                           154%       170%       164%       161%       126%
============================================================  =======    =======    =======    =======    =======
Borrowings for the period:
Amount of debt outstanding at end of period (000s omitted)         --         --         --         --         --
============================================================  =======    =======    =======    =======    =======
Average amount of debt outstanding during the period (000s
  omitted)(d)                                                 $    60         --         --         --         --
============================================================  =======    =======    =======    =======    =======
Average number of shares outstanding during the period (000s
  omitted)(d)                                                   3,239         --         --         --         --
============================================================  =======    =======    =======    =======    =======
Average amount of debt per share during the period            $0.0184         --         --         --         --
============================================================  =======    =======    =======    =======    =======

(a) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 0.67%, 0.68% and 0.70% for 1998-1996.

(b) Ratios are based on average net assets of $42,933,721.

(c) After fee waivers and/or expense reimbursements. Ratios of net investment income prior to fee waivers and/or expense reimbursements were 1.36%, 1.20% and 2.23% for 1998-1996.

(d) Averages computed on a daily basis.

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors
AIM Equity Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of the AIM Charter Fund (a portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Charter Fund as of October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                    KPMG Peat Marwick LLP

Houston, Texas
December 4, 1998

                                    CHARTER

                                                            Directors & Officers

BOARD OF DIRECTORS                                OFFICERS                                     OFFICE OF THE FUND
Charles T. Bauer                                  Charles T. Bauer                             11 Greenway Plaza
Chairman                                          Chairman                                     Suite 100
A I M Management Group Inc.                                                                    Houston, TX 77046
                                                  Robert H. Graham
Bruce L. Crockett                                 President                                    INVESTMENT ADVISOR
Director
ACE Limited;                                      John J. Arthur                               A I M Advisors, Inc.
Formerly Director, President, and                 Senior Vice President and Treasurer          11 Greenway Plaza
Chief Executive Officer                                                                        Suite 100
COMSAT Corporation                                Carol F. Relihan                             Houston, TX 77046
                                                  Senior Vice President and Secretary
Owen Daly II                                                                                   SUB-ADVISOR
Director                                          Gary T. Crum
Cortland Trust Inc.                               Senior Vice President                        A I M Capital Management, Inc.
                                                                                               11 Greenway Plaza
Edward K. Dunn Jr.                                Jonathan C. Schoolar                         Suite 100
Chairman, Mercantile Mortgage Corp.;              Senior Vice President                        Houston, TX 77046
Formerly Vice Chairman and President,
Mercantile-Safe Deposit & Trust Co.; and          Dana R. Sutton                               TRANSFER AGENT
President, Mercantile Bankshares                  Vice President and Assistant Treasurer
                                                                                               A I M Fund Services, Inc.
Jack Fields                                       Melville B. Cox                              P.O. Box 4739
Chief Executive Officer                           Vice President                               Houston, TX 77210-4739
Texana Global, Inc.;
Formerly Member                                   Renee A. Friedli                             CUSTODIAN
of the U.S. House of Representatives              Assistant Secretary
                                                                                               State Street Bank and Trust Company
Carl Frischling                                   P. Michelle Grace                            225 Franklin Street
Partner                                           Assistant Secretary                          Boston, MA 02110
Kramer, Levin, Naftalis & Frankel
                                                  Jeffrey H. Kupor                             COUNSEL TO THE FUND
Robert H. Graham                                  Assistant Secretary
President and Chief Executive Officer                                                          Ballard Spahr
A I M Management Group Inc.                       Nancy L. Martin                              Andrews & Ingersoll, LLP
                                                  Assistant Secretary                          1735 Market Street
Prema Mathai-Davis                                                                             Philadelphia, PA 19103
Chief Executive Officer, YWCA of the U.S.A.;      Ofelia M. Mayo
Commissioner, New York City Dept. for the         Assistant Secretary                          COUNSEL TO THE DIRECTORS
Aging; and member of the Board of Directors,
Metropolitan Transportation Authority of          Lisa A. Moss                                 Kramer, Levin, Naftalis & Frankel
New York State                                    Assistant Secretary                          919 Third Avenue
                                                                                               New York, NY 10022
Lewis F. Pennock                                  Kathleen J. Pflueger
Attorney                                          Assistant Secretary                          DISTRIBUTOR

Ian W. Robinson                                   Samuel D. Sirko                              Fund Management Company
Consultant; Formerly Executive                    Assistant Secretary                          11 Greenway Plaza
Vice President and                                                                             Suite 100
Chief Financial Officer                           Stephen I. Winer                             Houston, TX 77002
Bell Atlantic Management                          Assistant Secretary
Services, Inc.                                                                                 AUDITORS
                                                  Mary J. Benson
Louis S. Sklar                                    Assistant Treasurer                          KPMG Peat Marwick LLP
Executive Vice President                                                                       700 Louisiana
Hines Interests                                                                                Houston, TX 77002
Limited Partnership

REQUIRED FEDERAL INCOME TAX INFORMATION

AIM Charter Fund Institutional Class paid ordinary dividends in the amount of $0.9095 per share during the Fund's tax year ended October 31, 1998. Of this amount 23.93% is eligible for the dividends received deduction for corporations. The Fund also distributed long-term capital gains of $0.637 per share during the Fund's tax year ended October 31, 1998.

REQUIRED STATE INCOME TAX INFORMATION

Of the total income dividends paid, 20.80% was derived from U.S. Treasury obligations.

                                    CHARTER

LONG-TERM PERFORMANCE

AIM CONSTELLATION FUND

For shareholders who seek capital appreciation through investments in common stocks, with emphasis on medium-size and smaller emerging growth companies.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Constellation Fund Institutional Class performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o   One-year performance includes reinvested distributions of $2.0964 per share.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general. Results shown assume the reinvestment of dividends.
o The Standard & Poor's 400 Mid-Cap Index is an unmanaged index comprising common stocks of approximately 400 mid-capitalization companies.
o The NASDAQ (National Association of Securities Dealers Automated Quotation system) Composite Index is a group of more than 4,500 unmanaged over-the-counter securities widely regarded by investors to be representative of the small- and medium-sized company stock universe.
o The Russell 2000 Stock Index is an unmanaged index generally considered representative of small-capitalization stocks.
o The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

GROWTH OF A $10,000 INVESTMENT

4/8/92-10/31/98

--------------------------------------------------------------------------------
          AIM CONSTELLATION FUND,  STANDARD & POOR'S 400     NASDAQ COMPOSITE
            INSTITUTIONAL CLASS        MIDCAP INDEX                INDEX
--------------------------------------------------------------------------------
                                  In thousands
4/92             $10,000                  $10,000               $10,000

10/92             10,797                   10,291                10,023

10/93             13,938                   12,499                12,907

10/94             15,045                   12,798                12,877

10/95             20,173                   15,509                17,160

10/96             22,556                   18,191                20,231

10/97             26,936                   24,130                26,394

10/98             26,438                   25,745                29,339

================================================================================

Past performance cannot guarantee comparable future results.


================================================================================
AIM Constellation Fund Institutional Class

Average Annual Total Returns

For periods ended 10/31/98

  1 Year                               -1.85%

  5 Years                              13.66

Inception (4/8/92)                     15.96

================================================================================

MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

                                 CONSTELLATION

                                                          THE MANAGERS' OVERVIEW


RISK-AVERSE, VOLATILE MARKETS A CHALLENGE FOR FUND

A roundtable discussion with the Fund management team for AIM Constellation Fund for the period ended October 31, 1998.
--------------------------------------------------------------------------------


Q. IT WAS A HECTIC YEAR IN THE FINANCIAL MARKETS. HOW DID THE FUND PERFORM DURING THE FISCAL YEAR?

A. Fund performance fluctuated considerably during a very volatile fiscal year as markets vacillated between optimism that Asia's woes would be contained and worry that they would become a major drag on the U.S. and other economies. The Fund, like the entire mid-cap stock market, was hard hit during a deep selloff in August. In October, the Fund rallied strongly--rising more than 23% between October 8, when many markets hit their low for the fiscal year, and the October 31 close of the fiscal year. Despite this comeback, the Fund was unable to recoup its losses completely. Total return for the fiscal year was -1.85%. Net assets stood at $189.0 million as of the close of the fiscal year.

Q.  WHAT MADE MARKETS SO VOLATILE?

A. As the fiscal year opened, concern about Asia's financial difficulties was widespread. The smaller and midsize company stocks in which the Fund invests were especially out of favor as uneasy investors sought the relative safety of blue-chip stocks. Markets rallied in the spring as investors seemed to shrug off Asian worries. For the first half of the fiscal year, the Fund produced impressive returns.
        The latter half of the fiscal year was even more volatile. A much-noted summer rally took many stock indexes to all-time highs by mid-July, but mid-cap stocks did not really participate. For example, the S&P 400 Midcap Stock Index was higher in mid-April than it was on July 17, when large-cap indexes such as the Standard & Poor's 500 peaked.
        In August, another wave of concern washed over markets. Its causes were multiple: the seemingly intractable Asian downturn, a default on Russian government debt, the collapse of some highly leveraged hedge funds, and recognition that domestic corporate profit growth was slipping after several years of robust growth.
        Late in the fiscal year, amid evidence of a worldwide credit crunch, the Federal Reserve Board (the Fed) shifted its focus from fighting inflation to providing liquidity and supporting markets. In two steps, it lowered the short-term target federal funds rate from 5.50% to 5.00%, and equity markets rallied in response. From the Fed's second interest rate easing on October 15 through the close of the fiscal year, the Fund was up almost 9%. In the short run at least, the Fed appeared to have assured investors that it would intervene to forestall a recession.

Q.  HOW DID YOU MANAGE THE FUND IN SUCH A CHANGEABLE ENVIRONMENT?

A. We stuck with our disciplined, earnings-driven stock selection process, looking at the underlying fundamentals of individual companies, not the overall market.
        The portfolio changed considerably during the fiscal year. We significantly pared our holdings in two areas. Energy sector stocks were reduced from more than 9.00% of net assets to just 3.56% due to the steep decline in oil and other commodity prices. Our holdings in semiconductors are also down, from more than 8.00% of net assets to about 3.00%. Semiconductor makers and equipment manufacturers had a tough year, as the Asian financial crisis drove down demand for computers and components in Southeast Asia.

Q. YOU ARE STILL HEAVILY INVESTED IN THE TECHNOLOGY SECTOR, HOWEVER, AREN'T YOU?

A. Yes, especially the computer software and services industry. The computer glitch that requires reprogramming older computers and software to recognize the year 2000 continues to provide opportunity. The worldwide cost of fixing it could total between $300 billion and $600 billion, according to the Gartner Group, Inc., a technology research firm. Computer know-how is also crucial to the gradual conversion of European currencies to the euro starting in 1999. Among the portfolio's software and services holdings is Citrix Systems, Inc., which for three years running has been cited by Deloitte &

                        ---------------------------------

                         Because U.S. drug manufacturers

                            and distributors are not

                            heavily dependent on the

                        Asian and Latin American markets,

                        they may be relatively immune to

                         foreign turmoil and provide a

                         safe haven in the months ahead.

                        ---------------------------------

                                 CONSTELLATION

THE MANAGERS' OVERVIEW

PORTFOLIO COMPOSITION

As of 10/31/98, based on total net assets

Number of Holdings: 266

=============================================================================================
Top 10 Holdings                                 Top 10 Industries
---------------------------------------------------------------------------------------------
1.  America Online, Inc.              1.54%     1.  Computers (Software & Services)   10.97%

2.  Ascend Communications, Inc.       1.31      2.  Health Care
                                                    (Medical Products & Supplies)      5.07
3.  BMC Software, Inc.                1.30
                                                3.  Services (Data Processing)         4.36
4.  Dell Computer Corp.               1.22
                                                4.  Health Care
5.  Staples, Inc.                     1.20          (Drugs-Generic & Other)            3.11

6.  EMC Corp.                         1.19      5.  Electronics (Semiconductors)       3.05

7.  Nokia Oyj A.B. - Class A - ADR    1.16      6.  Computers (Hardware)               2.94

8.  Becton, Dickinson & Co.           1.14      7.  Services
                                                    (Commercial & Consumer)            2.92
9.  Kroger Co.                        1.13
                                                8.  Communications Equipment           2.78
10. Cardinal Health, Inc.             1.06
                                                9.  Health Care
                                                    (Specialized Services)             2.77

                                                10. Distributors (Food & Health)       2.70

Please keep in mind that the Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security.
=============================================================================================


    Touche as one of the fastest-growing technology companies in the country.
        Of course, we don't limit ourselves to the software side. Hardware holdings include PMC-Sierra Inc., which produces high-performance semiconductor components for the broadband and high-bandwidth communications network industries; and printer maker Lexmark International, recently ranked among the top 10 best-performing information technology companies by Business Week.

Q.  RETAILERS ARE WELL REPRESENTED IN THE PORTFOLIO, TOO. WHY?

A. While some voiced concern about retailers as consumer confidence declined late in the fiscal year, the retailers in the portfolio held up well. For example, the discount retail category, which includes portfolio holdings such as Bed Bath & Beyond Inc., reported a 6.1% increase in same-store sales during October. Specialty apparel retailers such as Abercrombie & Fitch Co. did even better--same store sales for that category were up 7.3%. As always, we seek out the best earnings stories we can find. One of our major holdings in the retail industry is the office-products specialist Staples, Inc. This company recently announced its 17th consecutive quarter of earnings per share growth above 30%.

Q. YOU ALSO CONTINUE TO HOLD A LOT OF HEALTH-CARE STOCKS. WHAT MAKES THAT SECTOR ATTRACTIVE?

A. At the close of the fiscal year, many of our health-care holdings were in the medical products and pharmaceuticals industries. We trimmed our exposure to less promising industries such as HMOs and hospital management. Because U.S. drug manufacturers and distributors are not heavily dependent on the Asian and Latin American markets, they may be relatively immune to foreign turmoil and provide a safe haven in the months ahead. Their strong earnings growth is expected to continue.
        Holdings in this area include Becton, Dickinson & Co., whose products include drug injection and blood collection devices; and Cardinal Health, Inc., the second largest wholesaler of pharmaceuticals in the U.S. Cardinal expands its wholesaler role by providing support services such as computerized order entry and confirmation systems, and consulting services on design and operation of drug stores.

Q.  WHAT IS YOUR NEAR-TERM OUTLOOK ON THE ECONOMY?

A. We are optimistic that the U.S. will avoid a recession in 1999. The economy will likely experience annual gross domestic product growth in the 1.50% to 2.00% range, so low inflation and low interest rates should continue. The challenge will be earnings. With global markets in or near recession and the U.S. economy expanding more slowly, companies will be sorely tested to keep earnings advancing. There is, clearly, added risk until the Asian and Latin American situations stabilize.

Q.  AND WHAT DO YOU THINK ABOUT THE MID-CAP MARKET SECTOR WHERE THE FUND
    INVESTS?

A. We believe there are several reasons for optimism about mid-cap stocks. First, for the quarter ended September 30, 1998, reported earnings growth for companies in the portfolio averaged more than 25% over the same period last year, and such double-digit growth is projected for the next year. By contrast, average earnings growth for the large-cap stocks in the S&P 500 was negative for the September 30 quarter end.
        Second, valuations of the stocks in the midcap sector are significantly lower than in the large-cap sector. These midcap stocks also offer some refuge from Asian woes because they tend to have less international exposure.
        Finally, historically, smaller company stocks do better than large-company stocks when the Fed eases monetary policy, and we were encouraged to note that this was true after the Fed began lowering interest rates. Though one month is much too short a period in which to identify a market trend, from the Fed's first interest rate cut September 29 through the October 31 close of the fiscal year, midcaps did outperform large caps, with the S&P 400 advancing 6.85% while the large-cap S&P 500 rose 4.84%. Of course, a favorable environment for smaller-company stocks is always good for AIM Constellation Fund.

                                 CONSTELLATION

SCHEDULE OF INVESTMENTS

October 31, 1998

                                                    MARKET
                                    SHARES           VALUE
DOMESTIC COMMON STOCKS-91.01%

AEROSPACE/DEFENSE-0.60%

AAR Corp.                           1,000,000   $    23,125,000
---------------------------------------------------------------
BE Aerospace, Inc.(a)                 500,000        10,750,000
---------------------------------------------------------------
Gulfstream Aerospace Corp.(a)         400,000        17,700,000
---------------------------------------------------------------
Sundstrand Corp.                      557,400        26,162,963
---------------------------------------------------------------
                                                     77,737,963
---------------------------------------------------------------

AIRLINES-0.15%

Southwest Airlines Co.                900,000        19,068,750
---------------------------------------------------------------

AUTO PARTS & EQUIPMENT-0.39%

Danaher Corp.                       1,250,000        49,921,875
---------------------------------------------------------------

BANKS (MAJOR REGIONAL)-0.29%

Northern Trust Corp.                  500,000        36,875,000
---------------------------------------------------------------

BANKS (REGIONAL)-2.54%

AmSouth Bancorporation                750,000        30,046,875
---------------------------------------------------------------
First Tennessee National Corp.        510,200        16,166,963
---------------------------------------------------------------
Golden State Bancorp, Inc.(a)       1,350,000        25,903,125
---------------------------------------------------------------
Hibernia Corp.-Class A              1,250,000        20,859,375
---------------------------------------------------------------
Mercantile Bankshares Corp.           500,000        16,312,500
---------------------------------------------------------------
North Fork Bancorporation, Inc.     2,500,000        49,687,500
---------------------------------------------------------------
Star Banc Corp.                     1,575,000       119,109,375
---------------------------------------------------------------
TCF Financial Corp.                 1,000,000        23,562,500
---------------------------------------------------------------
Zions Bancorp                         500,000        26,531,250
---------------------------------------------------------------
                                                    328,179,463
---------------------------------------------------------------

BIOTECHNOLOGY-0.71%

Biogen, Inc.(a)                     1,000,000        69,500,000
---------------------------------------------------------------
Curative Health Services,
  Inc.(a)(b)                          795,000        21,663,750
---------------------------------------------------------------
                                                     91,163,750
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE)-2.08%

Chancellor Media Corp.(a)             280,002        10,745,077
---------------------------------------------------------------
Clear Channel Communications,
  Inc.(a)                             800,000        36,450,000
---------------------------------------------------------------
Comcast Corp.-Class A               1,500,000        74,062,500
---------------------------------------------------------------
Cox Communications, Inc.-Class A(a)   500,000        27,437,500
---------------------------------------------------------------
Heftel Broadcasting Corp.(a)          501,000        20,603,625
---------------------------------------------------------------
Liberty Media Group(a)              1,500,000        57,093,750
---------------------------------------------------------------
Univision Communications Inc.(a)    1,465,400        43,229,300
---------------------------------------------------------------
                                                    269,621,752
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE
COMMUNICATIONS EQUIPMENT-1.49%

Andrew Corp.(a)                       563,400   $     9,225,675
---------------------------------------------------------------
Comverse Technology, Inc.(a)          850,000        39,100,000
---------------------------------------------------------------
General Instrument Corp.(a)         2,000,000        51,375,000
---------------------------------------------------------------
Global TeleSystems Group, Inc.(a)   1,176,400        47,129,525
---------------------------------------------------------------
QUALCOMM, Inc.(a)                     586,000        32,596,250
---------------------------------------------------------------
Tellabs, Inc.(a)                      250,000        13,750,000
---------------------------------------------------------------
                                                    193,176,450
---------------------------------------------------------------

COMPUTERS (HARDWARE)-2.94%

Apple Computer, Inc.(a)               750,000        27,843,750
---------------------------------------------------------------
Comdisco, Inc.                      4,200,000        64,837,500
---------------------------------------------------------------
Dell Computer Corp.(a)              2,400,000       157,500,000
---------------------------------------------------------------
Gateway 2000, Inc.(a)               1,500,000        83,718,750
---------------------------------------------------------------
IDX Systems Corp.(a)                  670,800        28,425,150
---------------------------------------------------------------
Micron Electronics, Inc.(a)           884,000        18,508,750
---------------------------------------------------------------
                                                    380,833,900
---------------------------------------------------------------

COMPUTERS (NETWORKING)-2.54%

Ascend Communications, Inc.(a)      3,500,000       168,875,000
---------------------------------------------------------------
Cisco Systems, Inc.(a)                525,000        33,075,000
---------------------------------------------------------------
3Com Corp.(a)                       3,500,000       126,218,750
---------------------------------------------------------------
                                                    328,168,750
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-2.11%

Adaptec, Inc.(a)                      987,500        15,985,156
---------------------------------------------------------------
EMC Corp.(a)                        2,400,000       154,500,000
---------------------------------------------------------------
Lexmark International Group,
  Inc.(a)                           1,000,000        69,937,500
---------------------------------------------------------------
Seagate Technology , Inc.(a)        1,250,000        32,968,750
---------------------------------------------------------------
                                                    273,391,406
---------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-10.97%

America Online, Inc.                1,564,700       198,814,693
---------------------------------------------------------------
Aspect Development, Inc.(a)           976,000        30,835,500
---------------------------------------------------------------
BMC Software, Inc.(a)               3,500,000       168,218,750
---------------------------------------------------------------
Cadence Design Systems, Inc.(a)     1,250,000        26,718,750
---------------------------------------------------------------
Citrix Systems, Inc.(a)             1,500,000       106,312,500
---------------------------------------------------------------
Computer Sciences Corp.(a)            750,000        39,562,500
---------------------------------------------------------------
Compuware Corp.(a)                  2,500,000       135,468,750
---------------------------------------------------------------
Concord EFS, Inc.(a)                4,780,100       136,232,850
---------------------------------------------------------------
Electronic Arts, Inc.(a)              500,000        20,562,500
---------------------------------------------------------------
HBO & Co.                           1,000,000        26,250,000
---------------------------------------------------------------
Intuit, Inc.(a)                       725,000        36,612,500
---------------------------------------------------------------
J.D. Edwards & Co.(a)               1,050,000   $    34,387,500
---------------------------------------------------------------

                                 CONSTELLATION

                                                    MARKET
                                    SHARES           VALUE
COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)

Learning Company, Inc. (The)(a)     2,000,000   $    51,625,000
---------------------------------------------------------------
Microsoft Corp.(a)                    300,000        31,762,500
---------------------------------------------------------------
Network Associates, Inc.(a)           704,700        29,949,750
---------------------------------------------------------------
Parametric Technology Co.(a)        2,500,000        41,562,500
---------------------------------------------------------------
Sterling Commerce, Inc.(a)          1,450,000        51,112,500
---------------------------------------------------------------
Sterling Software, Inc.(a)          1,250,000        32,734,375
---------------------------------------------------------------
Synopsys, Inc.(a)                   1,500,000        67,875,000
---------------------------------------------------------------
Veritas Software Corp.(a)             859,700        43,092,463
---------------------------------------------------------------
Wind River Systems(a)               1,000,000        43,812,500
---------------------------------------------------------------
Yahoo! Inc.(a)                        500,000        65,421,875
---------------------------------------------------------------
                                                  1,418,925,256
---------------------------------------------------------------

CONSUMER FINANCE-2.28%

Capital One Financial Corp.           800,000        81,400,000
---------------------------------------------------------------
Countrywide Credit Industries, Inc.   636,900        27,506,118
---------------------------------------------------------------
MBNA Corp.                          1,875,000        42,773,438
---------------------------------------------------------------
Providian Financial Corp.           1,304,000       103,505,000
---------------------------------------------------------------
SLM Holding Corp.                   1,000,000        40,062,500
---------------------------------------------------------------
                                                    295,247,056
---------------------------------------------------------------

CONSUMER (JEWELRY, NOVELTIES & GIFTS)-0.30%

Action Performance Companies,
  Inc.(a)                             500,000        14,937,500
---------------------------------------------------------------
Blyth Industries, Inc.(a)             806,200        22,271,275
---------------------------------------------------------------
                                                     37,208,775
---------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-2.70%

Bergen Brunswig Corp.-Class A       1,000,000        48,812,500
---------------------------------------------------------------
Cardinal Health, Inc.               1,445,445       136,684,892
---------------------------------------------------------------
JP Foodservice, Inc.                  547,900        26,025,250
---------------------------------------------------------------
McKesson Corp.                      1,422,400       109,524,800
---------------------------------------------------------------
Patterson Dental Co.(a)                18,500           763,125
---------------------------------------------------------------
SUPERVALU, INC                      1,125,900        27,021,600
---------------------------------------------------------------
                                                    348,832,167
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-2.55%

American Power Conversion
  Corp.(a)                          2,000,000        84,875,000
---------------------------------------------------------------
Sanmina Corp.(a)                      387,400        15,883,400
---------------------------------------------------------------
SCI Systems, Inc.(a)                1,000,000        39,500,000
---------------------------------------------------------------
Solectron Corp.(a)                  1,500,000        85,875,000
---------------------------------------------------------------
Symbol Technologies, Inc.           1,750,000        78,312,500
---------------------------------------------------------------
Uniphase Corp.(a)                     500,000        24,750,000
---------------------------------------------------------------
                                                    329,195,900
---------------------------------------------------------------

ELECTRONICS (COMPONENT DISTRIBUTORS)-0.17%

Arrow Electronics, Inc.(a)          1,000,000        21,812,500
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE
ELECTRONICS (INSTRUMENTATION)-0.40%

Perkin-Elmer Corp.                    176,300   $    14,864,293
---------------------------------------------------------------
Waters Corp.(a)                       500,000        36,750,000
---------------------------------------------------------------
                                                     51,614,293
---------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-3.05%

Altera Corp.(a)                     1,321,400        55,003,275
---------------------------------------------------------------
Linear Technology Corp.             1,000,000        59,625,000
---------------------------------------------------------------
Maxim Integrated Products, Inc.(a)  2,000,000        71,375,000
---------------------------------------------------------------
Microchip Technology, Inc.(a)       2,500,175        67,660,985
---------------------------------------------------------------
Micron Technology, Inc.(a)          1,750,000        66,500,000
---------------------------------------------------------------
PMC-Sierra, Inc.(a)                 1,000,000        44,875,000
---------------------------------------------------------------
Xilinx, Inc.(a)                       650,000        29,026,563
---------------------------------------------------------------
                                                    394,065,823
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-0.57%

FINOVA Group, Inc.                    706,400        34,437,000
---------------------------------------------------------------
MGIC Investment Corp.               1,000,000        39,000,000
---------------------------------------------------------------
                                                     73,437,000
---------------------------------------------------------------

FOODS-0.36%

Earthgrains Co. (The)                 260,300         7,809,000
---------------------------------------------------------------
Quaker Oats Co. (The)                 650,000        38,390,625
---------------------------------------------------------------
                                                     46,199,625
---------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-2.30%

Alpharma, Inc.                        254,967         7,059,399
---------------------------------------------------------------
Forest Laboratories, Inc.(a)          750,000        31,359,375
---------------------------------------------------------------
Jones Medical Industries, Inc.(b)   2,350,850        75,961,840
---------------------------------------------------------------
Medicis Pharmaceutical-Class
  A(a)                                826,900        41,448,363
---------------------------------------------------------------
Mylan Laboratories, Inc.            2,500,000        86,093,750
---------------------------------------------------------------
Watson Pharmaceuticals, Inc.(a)     1,000,000        55,625,000
---------------------------------------------------------------
                                                    297,547,727
---------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT)-1.31%

Health Management Associates,
  Inc.-Class A(a)                   4,500,045        80,157,051
---------------------------------------------------------------
Universal Health Services,
  Inc.-Class B(a)(b)                1,750,000        89,796,875
---------------------------------------------------------------
                                                    169,953,926
---------------------------------------------------------------

HEALTH CARE (LONG TERM CARE)-0.47%

HCR Manor Care, Inc.(a)               751,700        24,430,250
---------------------------------------------------------------
HEALTHSOUTH Corp.(a)                3,000,000        36,375,000
---------------------------------------------------------------
                                                     60,805,250
---------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-0.84%

Express Scripts, Inc.-Class A(a)(b)   700,000        68,381,250
---------------------------------------------------------------
PacifiCare Health Systems,
  Inc.-Class B(a)                     150,000        11,812,500
---------------------------------------------------------------

                                 CONSTELLATION

                                                    MARKET
                                    SHARES           VALUE
HEALTH CARE (MANAGED CARE)-(CONTINUED)

Trigon Healthcare, Inc.(a)            750,000   $    28,125,000
---------------------------------------------------------------
                                                    108,318,750
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-5.07%

Allegiance Corp.                    2,540,400        94,471,125
---------------------------------------------------------------
Arterial Vascular Engineering,
  Inc.(a)                           1,000,000        30,750,000
---------------------------------------------------------------
Bausch & Lomb Inc.                     59,700         2,488,743
---------------------------------------------------------------
Becton, Dickinson & Co.             3,500,000       147,437,500
---------------------------------------------------------------
Biomet, Inc.                        2,500,000        84,843,750
---------------------------------------------------------------
Boston Scientific Corp.(a)(c)         750,000        40,828,125
---------------------------------------------------------------
Guidant Corp.                       1,708,500       130,700,250
---------------------------------------------------------------
Henry Schein, Inc.(a)                 900,000        34,818,750
---------------------------------------------------------------
Safeskin Corp.(a)                     362,100         8,011,462
---------------------------------------------------------------
Sofamor Danek Group, Inc.(a)          500,000        50,812,500
---------------------------------------------------------------
Sybron International Corp.(a)       1,250,000        30,937,500
---------------------------------------------------------------
                                                    656,099,705
---------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES)-2.77%

Alza Corp.(a)                       1,200,000        57,450,000
---------------------------------------------------------------
Covance, Inc.(a)                    1,609,600        44,867,600
---------------------------------------------------------------
Lincare Holdings, Inc.(a)           1,000,000        39,937,500
---------------------------------------------------------------
Omnicare, Inc.                      2,950,100       101,962,832
---------------------------------------------------------------
Orthodontic Centers of America,
  Inc.(a)                             524,200         9,927,037
---------------------------------------------------------------
Quintiles Transnational Corp.(a)    1,000,000        45,250,000
---------------------------------------------------------------
Total Renal Care Holdings, Inc.(a)  2,417,933        59,239,358
---------------------------------------------------------------
                                                    358,634,327
---------------------------------------------------------------

HOMEBUILDING-0.69%

Clayton Homes, Inc.                 3,090,000        47,701,875
---------------------------------------------------------------
Fleetwood Enterprises, Inc.           750,000        24,187,500
---------------------------------------------------------------
Kaufman and Broad Home Corp.          616,900        17,620,206
---------------------------------------------------------------
                                                     89,509,581
---------------------------------------------------------------

HOUSEHOLD FURNISHINGS & APPLIANCES-0.65%

Leggett & Platt, Inc.               2,000,000        46,750,000
---------------------------------------------------------------
Maytag Corp.                          750,000        37,078,125
---------------------------------------------------------------
                                                     83,828,125
---------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES)-0.35%

Clorox Co.                            300,000        32,775,000
---------------------------------------------------------------
Dial Corp. (The)                      450,900        12,427,931
---------------------------------------------------------------
                                                     45,202,931
---------------------------------------------------------------

HOUSEWARES-0.17%

Central Garden and Pet Co.(a)         485,500         9,588,625
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE
HOUSEWARES-(CONTINUED)

Helen of Troy Ltd.(a)                 846,400   $    12,590,200
---------------------------------------------------------------
                                                     22,178,825
---------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-1.16%

AFLAC Inc.                            925,000        35,265,625
---------------------------------------------------------------
Provident Companies, Inc.           1,500,000        43,593,750
---------------------------------------------------------------
ReliaStar Financial Corp.           1,502,500        65,828,281
---------------------------------------------------------------
Torchmark Corp.                       129,200         5,652,500
---------------------------------------------------------------
                                                    150,340,156
---------------------------------------------------------------

INSURANCE (PROPERTY-CASUALTY)-0.11%

Progressive Corp.                      96,800        14,253,800
---------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE-1.04%

Edwards (A.G.), Inc.                  750,000        25,921,875
---------------------------------------------------------------
Lehman Brothers Holdings, Inc.        350,000        13,278,125
---------------------------------------------------------------
Schwab (Charles) Corp.              2,000,000        95,875,000
---------------------------------------------------------------
                                                    135,075,000
---------------------------------------------------------------

INVESTMENT MANAGEMENT-0.46%

T. Rowe Price Associates, Inc.      1,658,600        58,983,963
---------------------------------------------------------------

LEISURE TIME (PRODUCTS)-0.77%

Harley-Davidson, Inc.               2,350,000        91,062,500
---------------------------------------------------------------
Speedway Motorsports, Inc.(a)         400,000         8,400,000
---------------------------------------------------------------
                                                     99,462,500
---------------------------------------------------------------

LODGING-HOTELS-0.10%

Host Marriott Corp.(a)                896,000        12,992,000
---------------------------------------------------------------

MACHINERY (DIVERSIFIED)-0.02%

Applied Power, Inc.-Class A            95,000         2,618,438
---------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-0.76%

Corning Inc.                        1,000,000        36,312,500
---------------------------------------------------------------
Crane Co.                             464,550        13,384,846
---------------------------------------------------------------
Hillenbrand Industries, Inc.          500,000        29,593,750
---------------------------------------------------------------
Pentair, Inc.                         500,000        18,812,500
---------------------------------------------------------------
                                                     98,103,596
---------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-0.15%

Avery Dennison Corp.                  471,000        19,517,063
---------------------------------------------------------------

NATURAL GAS-0.80%

El Paso Energy Corp.                1,500,000        53,156,250
---------------------------------------------------------------
KN Energy, Inc.                     1,000,000        49,687,500
---------------------------------------------------------------
                                                    102,843,750
---------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES-0.27%

Herman Miller, Inc.                 1,100,000        24,268,750
---------------------------------------------------------------

                                 CONSTELLATION

                                                    MARKET
                                    SHARES           VALUE
OFFICE EQUIPMENT & SUPPLIES-(CONTINUED)

HON INDUSTRIES, Inc.                  529,000   $    11,208,187
---------------------------------------------------------------
                                                     35,476,937
---------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-2.04%

Baker Hughes, Inc.                  2,000,000        44,125,000
---------------------------------------------------------------
BJ Services Co.(a)                  1,500,000        30,656,250
---------------------------------------------------------------
Cooper Cameron Corp.(a)             1,500,000        52,125,000
---------------------------------------------------------------
Diamond Offshore Drilling, Inc.     1,000,000        30,687,500
---------------------------------------------------------------
Global Industries Ltd.(a)           2,450,000        23,581,250
---------------------------------------------------------------
Rowan Companies, Inc.(a)            2,000,000        29,125,000
---------------------------------------------------------------
Transocean Offshore Inc.              500,000        18,468,750
---------------------------------------------------------------
Varco International, Inc.(a)(b)     3,225,000        34,870,312
---------------------------------------------------------------
                                                    263,639,062
---------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-0.44%

Apache Corp.                        1,500,000        42,468,750
---------------------------------------------------------------
Santa Fe Energy Resources, Inc.(a)  1,750,000        14,218,750
---------------------------------------------------------------
                                                     56,687,500
---------------------------------------------------------------

PERSONAL CARE-0.26%

Rexall Sundown, Inc.(a)             1,891,800        33,934,163
---------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT)-0.32%

AES Corp.(a)                        1,000,000        40,937,500
---------------------------------------------------------------

PUBLISHING-0.38%

McGraw-Hill Companies, Inc.
  (The)                               550,000        49,465,625
---------------------------------------------------------------

RAILROADS-0.37%

Kansas City Southern Industries,
  Inc.                              1,250,000        48,281,250
---------------------------------------------------------------

RESTAURANTS-1.58%

Brinker International, Inc.(a)      2,000,000        48,375,000
---------------------------------------------------------------
Outback Steakhouse, Inc.(a)         1,125,000        38,953,125
---------------------------------------------------------------
Papa John's International, Inc.(a)    689,300        26,171,859
---------------------------------------------------------------
Starbucks Corp.(a)                  1,000,000        43,375,000
---------------------------------------------------------------
Tricon Global Restaurants, Inc.(a)  1,100,000        47,850,000
---------------------------------------------------------------
                                                    204,724,984
---------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-0.33%

Lowe's Companies, Inc.              1,250,000        42,109,375
---------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS)-1.90%

Best Buy Co., Inc.(a)                 500,000        24,000,000
---------------------------------------------------------------
CDW Computer Centers, Inc.(a)       1,000,000        74,937,500
---------------------------------------------------------------
Ingram Micro, Inc.-Class A(a)         750,000        34,125,000
---------------------------------------------------------------
Tandy Corp.                         1,250,000        61,953,125
---------------------------------------------------------------
Tech Data Corp.(a)                  1,299,300        51,159,938
---------------------------------------------------------------
                                                    246,175,563
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE
RETAIL (DEPARTMENT STORES)-0.46%

Kohl's Corp.(a)                     1,250,000   $    59,765,625
---------------------------------------------------------------

RETAIL (DISCOUNTERS)-1.27%

Consolidated Stores Corp.(a)        1,000,000        16,437,500
---------------------------------------------------------------
Dollar General Corp.                1,000,000        23,875,000
---------------------------------------------------------------
Dollar Tree Stores, Inc.(a)         1,810,600        69,821,262
---------------------------------------------------------------
Family Dollar Stores, Inc.          2,100,000        38,062,500
---------------------------------------------------------------
Ross Stores, Inc.                     500,000        16,250,000
---------------------------------------------------------------
                                                    164,446,262
---------------------------------------------------------------

RETAIL (DRUG STORES)-0.80%

Rite Aid Corp.                      2,600,040       103,189,088
---------------------------------------------------------------

RETAIL (FOOD CHAINS)-1.62%

Kroger Co.(a)                       2,637,400       146,375,700
---------------------------------------------------------------
Safeway, Inc.(a)                    1,325,000        63,351,563
---------------------------------------------------------------
                                                    209,727,263
---------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-0.86%

Dayton Hudson Corp.                   750,000        31,781,250
---------------------------------------------------------------
Fred Meyer, Inc.(a)                 1,500,000        79,968,750
---------------------------------------------------------------
                                                    111,750,000
---------------------------------------------------------------

RETAIL (SPECIALTY)-2.60%

Bed Bath & Beyond, Inc.(a)          2,750,100        75,799,631
---------------------------------------------------------------
Linens 'N Things, Inc.(a)             285,300         8,826,468
---------------------------------------------------------------
Michaels Stores, Inc.(a)            1,000,000        20,000,000
---------------------------------------------------------------
Office Depot, Inc.(a)               2,000,000        50,000,000
---------------------------------------------------------------
Staples, Inc.(a)                    4,750,000       154,968,750
---------------------------------------------------------------
Williams-Sonoma, Inc.(a)            1,000,000        27,250,000
---------------------------------------------------------------
                                                    336,844,849
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-1.53%

Abercrombie & Fitch Co.-Class A(a)    795,000        31,551,563
---------------------------------------------------------------
Gap, Inc. (The)                     1,000,000        60,125,000
---------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)(b)   2,250,075        54,564,318
---------------------------------------------------------------
TJX Companies, Inc.                 2,700,000        51,131,250
---------------------------------------------------------------
                                                    197,372,131
---------------------------------------------------------------

SAVINGS & LOAN COMPANIES-0.72%

Dime Bancorp, Inc.                  2,541,500        60,519,469
---------------------------------------------------------------
GreenPoint Financial Corp.          1,000,000        32,812,500
---------------------------------------------------------------
                                                     93,331,969
---------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING)-1.89%

Interpublic Group of Companies,
  Inc.                                500,000        29,250,000
---------------------------------------------------------------
Lamar Advertising Co.(a)              450,000        14,048,439
---------------------------------------------------------------
Omnicom Group, Inc.                 2,500,000       123,593,750
---------------------------------------------------------------

                                 CONSTELLATION

                                                    MARKET
                                    SHARES           VALUE
SERVICES (ADVERTISING/MARKETING)-(CONTINUED)

Outdoor Systems, Inc.(a)            1,500,000   $    33,093,750
---------------------------------------------------------------
Snyder Communications, Inc.(a)      1,250,000        44,609,375
---------------------------------------------------------------
                                                    244,595,314
---------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-2.92%

Apollo Group, Inc.(a)               1,000,000        32,125,000
---------------------------------------------------------------
ChoicePoint, Inc.(a)                  467,300        22,079,926
---------------------------------------------------------------
Cintas Corp.                        1,315,900        70,400,650
---------------------------------------------------------------
G & K Services, Inc.-Class A          350,000        16,012,500
---------------------------------------------------------------
IMS Health Inc.                       677,000        45,020,500
---------------------------------------------------------------
Service Corp. International         2,626,500        93,569,062
---------------------------------------------------------------
Stewart Enterprises, Inc.- Class A  2,600,000        59,962,500
---------------------------------------------------------------
Viad Corp.                          1,382,400        37,929,600
---------------------------------------------------------------
                                                    377,099,738
---------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-1.23%

Ciber, Inc.(a)                        500,000         9,812,500
---------------------------------------------------------------
Gartner Group, Inc.-Class A(a)      1,300,000        25,837,500
---------------------------------------------------------------
Keane, Inc.(a)                      1,050,000        34,912,500
---------------------------------------------------------------
Policy Management Systems Corp.(a)    474,400        21,555,550
---------------------------------------------------------------
SunGard Data Systems Inc.(a)        2,000,000        67,500,000
---------------------------------------------------------------
                                                    159,618,050
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-4.36%

Affiliated Computer Services,
  Inc.(a)                           1,000,000        37,000,000
---------------------------------------------------------------
Billing Concepts Corp.(a)           1,596,800        22,554,800
---------------------------------------------------------------
Ceridian Corp.(a)                   1,300,000        74,587,500
---------------------------------------------------------------
CSG Systems International, Inc.(a)    903,100        49,218,950
---------------------------------------------------------------
DST Systems, Inc.(a)                  750,000        37,500,000
---------------------------------------------------------------
Equifax, Inc.                       1,750,000        67,703,125
---------------------------------------------------------------
Fiserv, Inc.(a)                     2,500,000       116,250,000
---------------------------------------------------------------
National Data Corp.                 1,000,200        33,881,775
---------------------------------------------------------------
NOVA Corp.(a)                         893,750        25,807,032
---------------------------------------------------------------
Paychex, Inc.                       2,000,000        99,500,000
---------------------------------------------------------------
                                                    564,003,182
---------------------------------------------------------------

SERVICES (EMPLOYMENT)-0.23%

Robert Half International, Inc.(a)    750,000        30,093,750
---------------------------------------------------------------

SPECIALTY PRINTING-0.23%

Valassis Communications, Inc.(a)      750,000        29,906,250
---------------------------------------------------------------

TELEPHONE-0.86%

Century Telephone Enterprises,
  Inc.                              1,499,950        85,215,909
---------------------------------------------------------------
Cincinnati Bell, Inc.               1,000,000        25,937,500
---------------------------------------------------------------
                                                    111,153,409
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE
TEXTILES (APPAREL)-0.61%

Jones Apparel Group, Inc.(a)        1,250,000   $    21,562,500
---------------------------------------------------------------
Nautica Enterprises, Inc.(a)        1,000,000        20,687,500
---------------------------------------------------------------
Russell Corp.                         912,900        22,423,107
---------------------------------------------------------------
Tommy Hilfiger Corp.(a)               300,000        13,931,250
---------------------------------------------------------------
                                                     78,604,357
---------------------------------------------------------------

TEXTILES (HOME FURNISHINGS)-0.22%

Shaw Industries, Inc.               1,650,000        28,668,750
---------------------------------------------------------------

WASTE MANAGEMENT-1.53%

Allied Waste Industries, Inc.(a)    2,693,230        58,241,099
---------------------------------------------------------------
Republic Services, Inc.(a)          1,225,000        26,796,876
---------------------------------------------------------------
Waste Management, Inc.              2,500,000       112,812,501
---------------------------------------------------------------
                                                    197,850,476
---------------------------------------------------------------
    Total Domestic Common Stocks
      (Cost $8,593,150,443)                      11,770,399,289
---------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY INTERESTS-2.90%

CANADA-0.41%

CanWest Global Communications Corp.
  (Broadcasting-Television,
  Radio & Cable)                    1,500,000        17,531,250
---------------------------------------------------------------
Newcourt Credit Group, Inc.
  (Financial-Diversified)           1,087,500        35,751,562
---------------------------------------------------------------
                                                     53,282,812
---------------------------------------------------------------

FINLAND-1.16%

Nokia Oyj A.B.-Class A-ADR
  (Communications Equipment)        1,610,300       149,858,544
---------------------------------------------------------------

FRANCE-0.09%

Coflexip S.A.-ADR
  (Manufacturing-Specialized)         239,500        11,525,938
---------------------------------------------------------------

IRELAND-0.81%

Elan Corp. PLC-ADR (Health
  Care-Drugs-Generic & Other)(a)    1,500,000       105,093,750
---------------------------------------------------------------

ISRAEL-0.13%

ECI Telecommunications Ltd.
  (Communications Equipment)          500,000        16,562,500
---------------------------------------------------------------

NETHERLANDS-0.14%

Core Laboratories N.V. (Oil &
  Gas-Drilling & Equipment)(a)        800,000        18,050,000
---------------------------------------------------------------

UNITED KINGDOM-0.16%

Stolt Comex Seaway, S.A. (Oil &
  Gas-Exploration
  & Production)(a)(b)               1,150,000        14,662,500
---------------------------------------------------------------

                                 CONSTELLATION

                                                    MARKET
                                    SHARES           VALUE
UNITED KINGDOM-(CONTINUED)

Stolt Comex Seaway, S.A. - ADR
  (Oil & Gas-Exploration &
  Production)(a)                      575,000   $     5,929,687
---------------------------------------------------------------
                                                     20,592,187
---------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $240,390,852)                                 374,965,731
---------------------------------------------------------------

                                  PRINCIPAL
                                    AMOUNT
CONVERTIBLE CORPORATE BONDS-0.39%

COMPUTERS (PERIPHERALS)-0.39%

EMC Corp., Conv. Sub. Notes,
  3.25%, 03/15/02 (Cost
  $23,700,075)                   $ 17,500,000        50,553,125
---------------------------------------------------------------
                                       SHARES

WARRANTS-0.04%

BANKS (REGIONAL)-0.04%

Golden State Bancorp,
  Litigation Wts., expiring
  01/01/01 (Cost $5,682,639)        1,000,000         4,875,000
---------------------------------------------------------------

                                  PRINCIPAL
                                    AMOUNT
MASTER NOTE AGREEMENT-1.00%

Merrill Lynch Co. Inc.,
  5.9675%(d)(Cost $129,000,000)  $129,000,000   $   129,000,000
---------------------------------------------------------------

                                  PRINCIPAL         MARKET
                                    AMOUNT           VALUE
REPURCHASE AGREEMENTS-3.28%(e)

Dresdner Kleinwort, Benson,
  North America LLC, 5.55%,
  11/02/98(f)                    $  9,350,759   $     9,350,759
---------------------------------------------------------------
Goldman, Sachs & Co., 5.55%,
  11/02/98(g)                     115,090,451       115,090,451
---------------------------------------------------------------
Salomon Smith Barney, Inc.,
  5.55%(h)                        300,000,000       300,000,000
---------------------------------------------------------------
    Total Repurchase Agreements
      (Cost $424,441,210)                           424,441,210
---------------------------------------------------------------

TIME DEPOSITS-2.09%

Societe Generale Bank, 5.25%,
  11/02/98                        108,141,977       108,141,977
---------------------------------------------------------------
State Street Cayman, 5.00%,
  11/02/98                        161,909,549       161,909,549
---------------------------------------------------------------
    Total Time Deposits (Cost
      $270,051,526)                                 270,051,526
---------------------------------------------------------------
TOTAL INVESTMENTS-100.71%                        13,024,285,881
---------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-(0.71%)               (91,205,266)
---------------------------------------------------------------
NET ASSETS-100.00%                              $12,933,080,615
===============================================================

Notes to Schedule of Investments:


(a) Non-income producing security.
(b) Affiliated issuers are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has never owned enough of the outstanding voting securities of any issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate market value of these securities as of 10/31/98 was $359,900,845 which represented 2.78% of the Fund's net assets.
(c) A portion of this security is subject to call options written. See Note 8.
(d) Master Note Purchase Agreement may be terminated by either party upon two business days' prior written notice, at which time all amounts outstanding under notes purchased under the Master Note Agreement will become payable. Interest rates on master notes are redetermined periodically. Rate shown is the rate in effect on 10/31/98.
(e) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(f) Joint repurchase agreement entered into 10/30/98 with a maturing value of $300,138,750. Collateralized by $485,457,284 U.S. Government obligations, 0% to 8.50% due 01/07/99 to 08/01/37 with an aggregate market value at 10/31/98 of $306,003,830.
(g) Joint repurchase agreement entered into 10/30/98 with a maturing value of $277,128,113. Collateralized by $273,207,000 U.S. Government obligations 5.00% to 9.40% due 11/10/98 to 12/15/43 with an aggregate market value at 10/31/98 of $282,540,300.
(h) Open joint repurchase agreement. Either party may terminate the agreement upon demand. Interest rates are redetermined daily. Collateralized by $1,159,504,000 U.S. Government obligations 0% to 10.70% due 11/01/98 to
    07/15/45 with an aggregate market value at 10/31/98 of $1,020,000,062.

Abbreviations:

ADR   - American Depositary Receipt
Conv. - Convertible
Deb.  - Debentures
Sub.  - Subordinated
Wts.  - Warrants

See Notes to Financial Statements.

                                 CONSTELLATION

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1998

ASSETS:

Investments, at market value (cost
  $9,686,416,745)                            $13,024,285,881
------------------------------------------------------------
Receivables for:
  Investments sold                                81,487,021
------------------------------------------------------------
  Capital stock sold                              25,412,005
------------------------------------------------------------
  Dividends and interest                           2,838,985
------------------------------------------------------------
Investment for deferred compensation plan            142,702
------------------------------------------------------------
Other assets                                          20,271
------------------------------------------------------------
      Total assets                            13,134,186,865
------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                          131,879,165
------------------------------------------------------------
  Capital stock reacquired                        53,735,073
------------------------------------------------------------
  Deferred compensation                              142,702
------------------------------------------------------------
Options written (premiums received
  $357,644)                                          210,938
------------------------------------------------------------
Accrued advisory fees                              6,134,883
------------------------------------------------------------
Accrued administrative services fees                  26,319
------------------------------------------------------------
Accrued directors' fees                                6,500
------------------------------------------------------------
Accrued distribution fees                          4,590,417
------------------------------------------------------------
Accrued transfer agent fees                        3,529,174
------------------------------------------------------------
Accrued operating expenses                           851,079
------------------------------------------------------------
      Total liabilities                          201,106,250
------------------------------------------------------------
Net assets applicable to shares outstanding  $12,933,080,615
============================================================

NET ASSETS:

Class A                                      $12,391,844,029
============================================================
Class B                                      $   275,675,564
============================================================
Class C                                      $    76,521,669
============================================================
Institutional Class                          $   189,039,353
============================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                    470,007,075
============================================================
Class B:
  Authorized                                   1,000,000,000
------------------------------------------------------------
  Outstanding                                     10,558,108
============================================================
Class C:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                      2,931,610
============================================================
Institutional Class:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                      6,936,768
============================================================
Class A:
  Net asset value and redemption price per
    share                                    $         26.37
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $26.37
    divided by 94.50%)                       $         27.90
============================================================
Class B:
  Net asset value and offering price per
    share                                    $         26.11
============================================================
Class C:
  Net asset value and offering price per
    share                                    $         26.10
============================================================
Institutional Class:
  Net asset value, offering and redemption
    price per share                          $         27.25
============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1998

INVESTMENT INCOME:

Dividends (net of $564,597 foreign
  withholding tax)                            $   40,677,717
------------------------------------------------------------
Interest                                          48,508,823
------------------------------------------------------------
    Total investment income                       89,186,540
------------------------------------------------------------

EXPENSES:

Advisory fees                                     89,630,173
------------------------------------------------------------
Administrative services fees                         295,926
------------------------------------------------------------
Custodian fees                                       637,815
------------------------------------------------------------
Directors' fees                                       96,730
------------------------------------------------------------
Distribution fees-Class A                         41,684,536
------------------------------------------------------------
Distribution fees-Class B                          1,576,409
------------------------------------------------------------
Distribution fees-Class C                            506,546
------------------------------------------------------------
Transfer agent fees-Class A                       24,340,018
------------------------------------------------------------
Transfer agent fees-Class B                          601,845
------------------------------------------------------------
Transfer agent fees-Class C                          169,272
------------------------------------------------------------
Transfer agent fees-Institutional Class               17,618
------------------------------------------------------------
Other                                              1,734,916
------------------------------------------------------------
    Total expenses                               161,291,804
------------------------------------------------------------
Less: Fees waived by advisor                      (3,074,705)
------------------------------------------------------------
    Expenses paid indirectly                        (332,613)
------------------------------------------------------------
    Net expenses                                 157,884,486
------------------------------------------------------------
Net investment income (loss)                     (68,697,946)
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FUTURES AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          482,260,826
------------------------------------------------------------
  Foreign currencies                               1,025,913
------------------------------------------------------------
  Futures contracts                              (24,781,162)
------------------------------------------------------------
  Option contracts written                           819,195
------------------------------------------------------------
                                                 459,324,772
------------------------------------------------------------
Net unrealized appreciation (depreciation) of:
  Investment securities                         (664,462,047)
------------------------------------------------------------
  Foreign currencies                                  (1,413)
------------------------------------------------------------
  Futures contracts                               16,400,635
------------------------------------------------------------
  Option contracts written                           146,706
------------------------------------------------------------
                                                (647,916,119)
------------------------------------------------------------
      Net gain (loss) from investment
         securities, foreign currencies,
         futures and option contracts           (188,591,347)
------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                   $ (257,289,293)
============================================================

See Notes to Financial Statements.

                                 CONSTELLATION

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1998 and 1997

                                                                   1998                1997
                                                              ---------------     ---------------
OPERATIONS:

  Net investment income (loss)                                $   (68,697,946)    $   (51,626,612)
-------------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, futures and option contracts                      459,324,772       1,046,160,029
-------------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
    securities, foreign currencies, futures and option
    contracts                                                    (647,916,119)      1,234,273,644
-------------------------------------------------------------------------------------------------
       Net increase (decrease) in net assets resulting from
       operations                                                (257,289,293)      2,228,807,061
-------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                      (1,023,550,465)       (401,536,883)
-------------------------------------------------------------------------------------------------
  Class B                                                          (2,750,431)                 --
-------------------------------------------------------------------------------------------------
  Class C                                                          (2,040,204)                 --
-------------------------------------------------------------------------------------------------
  Institutional Class                                             (13,510,099)        (10,336,039)
-------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        (667,156,467)      1,280,740,251
-------------------------------------------------------------------------------------------------
  Class B                                                         292,437,630                  --
-------------------------------------------------------------------------------------------------
  Class C                                                          60,444,760          22,611,449
-------------------------------------------------------------------------------------------------
  Institutional Class                                              17,436,212        (139,767,829)
-------------------------------------------------------------------------------------------------
       Net increase (decrease) in net assets                   (1,595,978,357)      2,980,518,010
-------------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          14,529,058,972      11,548,540,962
-------------------------------------------------------------------------------------------------
  End of period                                               $12,933,080,615     $14,529,058,972
=================================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $ 9,156,848,152     $ 9,520,633,579
-------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (994,714)           (270,243)
-------------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies, futures and option
    contracts                                                     439,210,537       1,022,762,877
-------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, futures and option contracts                    3,338,016,640       3,985,932,759
-------------------------------------------------------------------------------------------------
                                                              $12,933,080,615     $14,529,058,972
=================================================================================================

NOTES TO FINANCIAL STATEMENTS

October 31, 1998

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Constellation Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios: AIM Constellation Fund, AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter Fund and AIM Weingarten Fund. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and the Institutional Class. Class B shares commenced sales on November 3, 1997. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to seek capital appreciation.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations--A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. If a mean is

                                 CONSTELLATION
     not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair market value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions--Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. On October 31, 1998, paid in capital was decreased by $66,947,562, undistributed net investment income was increased by $67,973,475 and undistributed net realized gains decreased by $1,025,913 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the fund were unaffected by the reclassifications discussed above.
C. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Expenses--Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.
E. Foreign Currency Translations--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
F. Foreign Currency Contracts--A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.
G. Stock Index Futures Contracts--The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash, and/or by securing a standby letter of credit from a major commercial bank, as collateral, for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contracts may not correlate with changes in the value of the securities being hedged.
H. Covered Call Options -- The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to

                                 CONSTELLATION
     such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
       A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has agreed to voluntarily waive a portion of its advisory fees paid by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. Under the voluntary waiver, AIM will receive a fee calculated at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion. During the year ended October 31, 1998, AIM waived fees of $3,074,705. The waiver is entirely voluntary but approval is required by the Board of Directors for any decision by AIM to discontinue the waiver. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1998, AIM was reimbursed $295,926 for such services.
  The Fund, pursuant to a transfer agent and shareholder service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. On September 20, 1997, the Board of Directors approved appointment of AFS as transfer agent of the Institutional Class effective December 29, 1997. During the year ended October 31, 1998, AFS was paid $11,110,534 with respect to the Class A, Class B and Class C shares and for the period December 29, 1997 through October 31, 1998, AFS was paid $14,933 with respect to the Institutional Class. Prior to the effective date of the agreement with AFS, the Fund paid A I M Institutional Fund Services, Inc. $2,685 pursuant to a transfer agency and shareholder services agreement with respect to the Institutional Class for the period November 1, 1997 through December 28, 1997.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of Class C shares. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended October 31, 1998, the Class A shares, Class B shares and Class C shares paid AIM Distributors $41,684,536, $1,576,409, and $506,546, respectively as compensation under the Plans.
  AIM Distributors received commissions of $5,261,392 from sales of the Class A shares of the Fund during the year ended October 31, 1998. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1998, AIM Distributors received commissions of $510,316 in contingent deferred sales charges imposed on the redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AIM Capital, AIM Distributors, AFS, and FMC.
  During the year ended October 31, 1998, the Fund paid legal fees of $31,902 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1998, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $147,814 and $184,799, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $332,613 during the year ended October 31, 1998.

                                 CONSTELLATION

NOTE 4-DIRECTOR'S FEES

Director's fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on May 1, 1998, the Fund was limited to borrowing up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. During the year ended October 31, 1998, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1998 was $10,221,437,067 and $11,626,322,625, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities as of October 31, 1998, on a tax basis, is as follows:

Aggregate unrealized appreciation of
  investment securities                     $3,684,499,221
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (373,354,606)
----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                $3,311,144,615
==========================================================

Cost of investments for tax purposes is $9,713,141,266.
NOTE 7-CAPITAL STOCK
Changes in the capital stock outstanding during the years ended October 31, 1998 and 1997 were as follows:

                                    1998                             1997
                       ------------------------------   ------------------------------
                          SHARES          AMOUNT           SHARES          AMOUNT
                       ------------   ---------------   ------------   ---------------
Sold:
  Class A               271,511,337   $ 7,555,171,888    211,624,665   $ 5,717,830,615
--------------------------------------------------------------------------------------
  Class B*               12,877,388       356,713,527             --                --
--------------------------------------------------------------------------------------
  Class C**               2,960,570        81,123,332        745,655        22,872,597
--------------------------------------------------------------------------------------
  Institutional Class     2,149,830        60,442,629      5,274,034       141,917,489
--------------------------------------------------------------------------------------
Issued as
  reinvestment of
  dividends:
  Class A                38,633,795       977,878,833     15,529,296       381,406,093
--------------------------------------------------------------------------------------
  Class B*                  104,498         2,643,686             --                --
--------------------------------------------------------------------------------------
  Class C**                  76,723         1,938,518             --                --
--------------------------------------------------------------------------------------
  Institutional Class       494,582        12,886,955        387,258         9,720,186
--------------------------------------------------------------------------------------
Reacquired:
  Class A              (330,045,727)   (9,200,207,188)  (178,999,514)   (4,818,496,457)
--------------------------------------------------------------------------------------
  Class B*               (2,423,778)      (66,919,583)            --                --
--------------------------------------------------------------------------------------
  Class C**                (842,846)      (22,617,090)        (8,492)         (261,148)
--------------------------------------------------------------------------------------
  Institutional Class    (1,977,243)      (55,893,372)   (10,657,023)     (291,405,504)
--------------------------------------------------------------------------------------
                         (6,480,871)  $  (296,837,865)    43,895,879   $ 1,163,583,871
======================================================================================

*Class B Shares commenced sales on November 3, 1997.

**Class C Shares commenced sales on August 4, 1997.

NOTE 8-OPTION CONTRACTS WRITTEN

Transactions in call options written during the year ended October 31, 1998 are summarized as follows:

                                        OPTION CONTRACTS
                                     -----------------------
                                     NUMBER OF    PREMIUMS
                                     CONTRACTS    RECEIVED
                                     ---------   -----------
Beginning of period                        --             --
-----------------------------------   -------    -----------
Written                                29,238    $ 7,032,081
-----------------------------------   -------    -----------
Closed                                (17,332)    (3,926,728)
-----------------------------------   -------    -----------
Expired                                (6,031)      (484,785)
-----------------------------------   -------    -----------
Exercised                              (4,000)    (2,262,924)
-----------------------------------   -------    -----------
End of Period                           1,875    $   357,644
===================================   =======    ===========

Open call option contracts written at October 31, 1998 were as follows:

                          CONTRACT  STRIKE   NUMBER OF   PREMIUM    OCTOBER 31, 1998    UNREALIZED
ISSUE                      MONTH    PRICE    CONTRACTS   RECEIVED     MARKET VALUE     APPRECIATION
-----                     --------  ------   ---------   --------   ----------------   ------------
Boston Scientific Corp.    Dec. 98   $65       1,875     $357,644       $210,938         $146,706
========================  ========   ===       =====     ========       ========         ========

                                 CONSTELLATION

NOTE 9-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of the Institutional Class capital stock outstanding during each of the years in the five-year period ended October 31, 1998.

                                                                1998         1997         1996         1995         1994
                                                              --------     --------     --------     --------     --------
Net asset value, beginning of period                          $  30.00     $  26.01     $  24.05     $  18.49     $  17.13
------------------------------------------------------------  --------     --------     --------     --------     --------
Income from investment operations:
  Net investment income                                             --         0.02         0.04         0.02         0.03
------------------------------------------------------------  --------     --------     --------     --------     --------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.65)        4.86         2.67         6.06         1.33
------------------------------------------------------------  --------     --------     --------     --------     --------
    Total from investment operations                             (0.65)        4.88         2.71         6.08         1.36
------------------------------------------------------------  --------     --------     --------     --------     --------
Less distributions:
  Distributions from net realized gains                          (2.10)       (0.89)       (0.75)       (0.52)          --
------------------------------------------------------------  --------     --------     --------     --------     --------
Net asset value, end of period                                $  27.25     $  30.00     $  26.01     $  24.05     $  18.49
============================================================  ========     ========     ========     ========     ========
Total return                                                     (1.85)%      19.42%       11.81%       34.09%        7.94%
============================================================  ========     ========     ========     ========     ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $189,039     $188,109     $293,035     $138,918     $ 39,847
============================================================  ========     ========     ========     ========     ========
Ratio of expenses to average net assets(a)                        0.63%(b)     0.65%        0.66%        0.66%        0.69%
============================================================  ========     ========     ========     ========     ========
Ratio of net investment income (loss) to average net
  assets(c)                                                      (0.01)%(b)    0.06%        0.21%        0.18%        0.36%
============================================================  ========     ========     ========     ========     ========
Portfolio turnover rate                                             76%          67%          58%          45%          79%
============================================================  ========     ========     ========     ========     ========

(a) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 0.65%, 0.67%, 0.67%, 0.68% and 0.70% for 1998-1994.
(b) Ratios are based on average net assets of $195,687,140.
(c) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) prior to fee waivers and/or expense reimbursements were (0.03)%, 0.04%, 0.20%, 0.16% and 0.35% for 1998-1994.

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors
AIM Equity Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of the AIM Constellation Fund (a portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Constellation Fund as of October 31, 1998, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the year in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                    KPMG Peat Marwick LLP

Houston, Texas
December 4, 1998

                                 CONSTELLATION

                                                            Directors & Officers

BOARD OF DIRECTORS                                OFFICERS                                     OFFICE OF THE FUND
Charles T. Bauer                                  Charles T. Bauer                             11 Greenway Plaza
Chairman                                          Chairman                                     Suite 100
A I M Management Group Inc.                                                                    Houston, TX 77046
                                                  Robert H. Graham
Bruce L. Crockett                                 President                                    INVESTMENT ADVISOR
Director
ACE Limited;                                      John J. Arthur                               A I M Advisors, Inc.
Formerly Director, President, and                 Senior Vice President and Treasurer          11 Greenway Plaza
Chief Executive Officer                                                                        Suite 100
COMSAT Corporation                                Carol F. Relihan                             Houston, TX 77046
                                                  Senior Vice President and Secretary
Owen Daly II                                                                                   SUB-ADVISOR
Director                                          Gary T. Crum
Cortland Trust Inc.                               Senior Vice President                        A I M Capital Management, Inc.
                                                                                               11 Greenway Plaza
Edward K. Dunn Jr.                                Jonathan C. Schoolar                         Suite 100
Chairman, Mercantile Mortgage Corp.;              Senior Vice President                        Houston, TX 77046
Formerly Vice Chairman and President,
Mercantile-Safe Deposit & Trust Co.; and          Dana R. Sutton                               TRANSFER AGENT
President, Mercantile Bankshares                  Vice President and Assistant Treasurer
                                                                                               A I M Fund Services, Inc.
Jack Fields                                       Melville B. Cox                              P.O. Box 4739
Chief Executive Officer                           Vice President                               Houston, TX 77210-4739
Texana Global, Inc.;
Formerly Member                                   Renee A. Friedli                             CUSTODIAN
of the U.S. House of Representatives              Assistant Secretary
                                                                                               State Street Bank and Trust Company
Carl Frischling                                   P. Michelle Grace                            225 Franklin Street
Partner                                           Assistant Secretary                          Boston, MA 02110
Kramer, Levin, Naftalis & Frankel
                                                  Jeffrey H. Kupor                             COUNSEL TO THE FUND
Robert H. Graham                                  Assistant Secretary
President and Chief Executive Officer                                                          Ballard Spahr
A I M Management Group Inc.                       Nancy L. Martin                              Andrews & Ingersoll, LLP
                                                  Assistant Secretary                          1735 Market Street
Prema Mathai-Davis                                                                             Philadelphia, PA 19103
Chief Executive Officer, YWCA of the U.S.A.;      Ofelia M. Mayo
Commissioner, New York City Dept. for the         Assistant Secretary                          COUNSEL TO THE DIRECTORS
Aging; and member of the Board of Directors,
Metropolitan Transportation Authority of          Lisa A. Moss                                 Kramer, Levin, Naftalis & Frankel
New York State                                    Assistant Secretary                          919 Third Avenue
                                                                                               New York, NY 10022
Lewis F. Pennock                                  Kathleen J. Pflueger
Attorney                                          Assistant Secretary                          DISTRIBUTOR

Ian W. Robinson                                   Samuel D. Sirko                              Fund Management Company
Consultant; Formerly Executive                    Assistant Secretary                          11 Greenway Plaza
Vice President and                                                                             Suite 100
Chief Financial Officer                           Stephen I. Winer                             Houston, TX 77002
Bell Atlantic Management                          Assistant Secretary
Services, Inc.                                                                                 AUDITORS
                                                  Mary J. Benson
Louis S. Sklar                                    Assistant Treasurer                          KPMG Peat Marwick LLP
Executive Vice President                                                                       700 Louisiana
Hines Interests                                                                                Houston, TX 77002
Limited Partnership

REQUIRED FEDERAL INCOME TAX INFORMATION

AIM Constellation Fund Institutional Class distributed long-term capital gains of $2.3147 per share during the Fund's tax year ended October 31, 1998.

                                 CONSTELLATION

LONG-TERM PERFORMANCE

AIM WEINGARTEN FUND

For shareholders who seek long-term growth of capital through investments primarily in common stocks of leading U.S. companies considered by management to have strong earnings momentum.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Weingarten Fund performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge.
o   One-year performance includes reinvested distributions of $3.40 per share.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

About indexes and other performance benchmarks cited in this report:

o The Dow Jones Industrial Average is a price-weighted average of 30 actively traded primarily industrial stocks.
o The unmanaged Lipper Growth Fund Index represents an average of the performance of the 30 largest growth funds charted by Lipper Analytical Services, Inc., an independent mutual fund performance monitor. Results shown reflect reinvestment of dividends.
o The Russell 2000 Stock Index is an unmanaged index generally considered representative of small-capitalization stocks.
o The Standard & Poor's Composite Index of 500 stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general. The Standard & Poor's 400 Mid-Cap Index is an unmanaged index comprising common stocks of approximately 400 mid-capitalization companies.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

Growth of a $10,000 Investment

10/8/91-10/31/98

--------------------------------------------------------------------------------
            AIM WEINGARTEN FUND        STANDARD & POOR'S        LIPPER GROWTH
         FUND, INSTITUTIONAL CLASS            500                FUND INDEX
--------------------------------------------------------------------------------
                                         IN THOUSANDS
10/8/91          $10,000                   $10,000                 $10,000

10/91             10,368                    10,145                  10,165

10/92             11,110                    11,153                  10,959

10/93             11,836                    12,816                  13,039

10/94             12,354                    13,309                  13,305

10/95             15,898                    16,821                  16,495

10/96             18,337                    20,868                  19,298

10/97             23,356                    27,564                  24,774

10/98             26,343                    33,629                  28,212
================================================================================

Past performance cannot guarantee comparable future results.

================================================================================
AIM Weingarten Fund Institutional Class

Average Annual Total Returns

For periods ended 10/31/98

  1 Year                               12.79%

  5 Years                              17.35

Inception (10/8/91)                    14.70
================================================================================

MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

                                   WEINGARTEN

                                                          THE MANAGERS' OVERVIEW

LARGE CAPS CONTINUE TO BUFFER MARKET TURMOIL

A roundtable discussion with the management team for AIM Weingarten Fund for the fiscal year ended October 31, 1998.
--------------------------------------------------------------------------------

Q. THE MARKET EXPERIENCED ALL-TIME HIGHS AND ONE OF ITS MOST VICIOUS CORRECTIONS DURING 1998. HOW DID THE FUND PERFORM IN THIS UNSETTLING ENVIRONMENT?

A. The Fund continued to deliver solid performance, despite extreme market volatility. For the fiscal year ended October 31, 1998, total return was 12.79%.
        Net assets under management grew from $62.1 million to $72.9 million during the fiscal year.

Q. WHAT WERE THE MAJOR TRENDS IN THE STOCK MARKET SINCE YOUR APRIL REPORT TO SHAREHOLDERS?

A. Stock performance was greatly affected by the second wave of "Asian contagion" in July when currency troubles in Asia made their way to the U.S. market. A month later, Russia's bond default and the downturn that ensued involved even the very large, very liquid stocks that were chiefly responsible for the U.S. market's earlier rise. Domestically, the market was hit by the collapse of several hedge funds. The ensuing "flight to quality and liquidity" gave bond markets their 15 minutes in the spotlight as investors rushed out of the equity market.
        The Federal Reserve Board cut interest rates in September, hoping to shelter the U.S. from a potential global recession. Boosted by the Fed easing, the U.S. market halted its downturn and rebounded. Many stocks that had experienced losses earlier in the year were able to recover and post slight gains due to the upswing. At the close of the fiscal year, the U.S. market continued to rebound as investors welcomed reassuring news about the outlook of the global economy. The change of heart came after the Group of Seven, composed of the world's seven richest industrialized nations, agreed on measures to rescue flailing economies with a three-year, $84 billion financial aid package.

Q.  HOW DID DOMESTIC LARGE-CAP STOCKS FARE IN THIS UNCERTAIN MARKET?

A. Large-cap stocks did well in this changing environment, as they have for the past couple of years. Mid-sized and small-company stocks bore the brunt of the market's summer correction as investors shifted their focus to large, well-established companies better able to weather the volatile market.

Q.  GIVEN CURRENT MARKET CONDITIONS, DID YOU ALTER THE PORTFOLIO?

A. The Fund holds both core and earnings-momentum stocks. When we say "core" holdings, we are referring to companies with long-term records of robust and reliable earnings growth. Earnings-momentum stocks refer to those seeing a recent burst of earnings growth. When the economy accelerates and most companies exhibit strong earnings growth, we tend to increase our holdings of earnings-momentum stocks. However, in the current market environment, when the economy is expected to slow, we have reduced the number of earnings-momentum holdings and invested in the more stable and more predictable core holdings. These include such well-known names as Microsoft Corp. and the pharmaceutical giant Pfizer, Inc. Core holdings now represent 50% of the Fund, compared to less than 25% a year ago.
        At the close of the fiscal year, the Fund's top sector holdings included: heath care, 24.4%; technology, 22.6%; and financial, 13.5%. We believe these three sectors continue to have excellent long-term growth potential. During the reporting period, we reduced our financial holdings significantly while increasing our holdings in the technology sector.

Q. FINANCIAL STOCKS DID VERY WELL DURING THE LAST REPORTING PERIOD. WHY DID YOU REDUCE THE FUND'S HOLDINGS IN THE FINANCIAL SECTOR?

A. Financial stocks, which represented the largest sector weighting six months ago at approximately 20%, were reduced to 13.5% largely because of volatility in the global financial market. Financial services stocks have been among the hardest hit during the market downturn and their earnings have been hurt by recent global economic developments. Big money-center banks, such as Chase Manhattan, also sustained huge losses due to their involvement with the much-publicized collapse of several hedge funds.
        We follow earnings growth for individual companies, so our model picks up sectors that are showing relative earnings momentum. These market-sensitive financial stocks no longer qualified as good holdings on an earnings-momentum basis. The financial holdings that are left in the Fund are largely credit-sensitive compa-

================================================================================
Net Assets Under Management
--------------------------------------------------------------------------------

  10/31/97          $62.1 million

  10/31/98          $72.9 million
================================================================================

                                   WEINGARTEN

The Managers' Overview

PORTFOLIO COMPOSITION

As of 10/31/98, based on total net assets

===========================================================================================================
Top 10 Equity Holdings                                 Top 10 Industries
-----------------------------------------------------------------------------------------------------------
1.  MCI WorldCom, Inc.                        4.34%    1.  Computers (Software & Services)           9.77%

2.  Microsoft Corp.                           3.33     2.  Health Care (Drugs-Major Pharmaceuticals) 7.92

3.  Bristol-Myers Squibb Co.                  2.94     3.  Financial (Diversified)                   7.83

4.  America Online, Inc.                      2.49     4.  Health Care (Diversified)                 6.39

5.  Freddie Mac                               2.27     5.  Broadcasting (Television, Radio & Cable)  5.48

6.  International Business Machines Corp.     2.23     6.  Health Care (Medical Products & Supplies) 4.84

7.  Pfizer, Inc.                              2.05     7.  Computers (Hardware)                      4.45

8.  Pharmacia & Upjohn, Inc.                  2.01     8.  Telecommunications (Long Distance)        4.34

9.  Becton, Dickinson and Co.                 1.93     9.  Health Care (Drugs-Generic & Other)       3.15

10. Home Depot, Inc. (The)                    1.77     10. Retail (Building Supplies)                2.84

Please keep in mind that the Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security.
===========================================================================================================

    nies, such as Fannie Mae and Freddie Mac, with less exposure to international woes.

Q.  WHAT MAKES TECHNOLOGY STOCKS ATTRACTIVE?

A. Earnings momentum has begun to improve for this sector. We increased the sector's weighting from 19% six months ago to 22.6% at the close of the fiscal year. Additionally, strong sales of personal computers in the U.S. and Western Europe have helped to offset the economic weakness in other regions. Sales of personal computers were up 15% for the third quarter. Two of the Fund's top holdings--Microsoft Corp. and International Business Machines Corp.--reported better-than-expected third-quarter earnings, despite their international exposure.
        As the end of the millennium nears, we also expect the computer software and services industry to profit from the so-called Y2K problem--the need to reprogram older computers to recognize the year 2000. Despite the potential effects of decreased demand overseas, we still think the technology sector's long-term growth prospects are excellent.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUTURE?

A. By and large, we are optimistic that the U.S. market has performed a turnaround, coming back from the steep declines in the summer. Market analysts are optimistic that the U.S. will avoid a recession in 1999. Economic growth seems to be decelerating, so low inflation and low interest rates should continue. Although large-cap stocks should still perform well, many analysts believe that growth may be returning to the small- and mid-cap markets. The narrowness of the market in the past is beginning to give way to better performance from smaller companies. Given AIM Weingarten Fund's sizable stake in the mid-cap portion of the market, we believe the Fund is well positioned to take advantage of this trend.

                        --------------------------------

                                  By and large,

                           we are optimistic that the

                           U.S. market has performed a

                        turnaround, coming back from the

                         steep declines in the summer.

                        --------------------------------

                                   WEINGARTEN

SCHEDULE OF INVESTMENTS

October 31, 1998

                                                     MARKET
                                     SHARES          VALUE
DOMESTIC COMMON STOCKS-87.33%

BANKS (REGIONAL)-0.46%

North Fork Bancorporation, Inc.      1,600,000   $   31,800,000
---------------------------------------------------------------

BEVERAGES (NON-ALCOHOLIC)-0.34%

PepsiCo, Inc.                          702,100       23,695,875
---------------------------------------------------------------

BIOTECHNOLOGY-0.74%

Amgen, Inc.(a)                         650,000       51,065,625
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE)-5.48%

Chancellor Media Corp.(a)            1,200,000       46,050,000
---------------------------------------------------------------
Clear Channel Communications,
  Inc.(a)                            1,030,460       46,950,334
---------------------------------------------------------------
Comcast Corp.-Class A                1,500,000       74,062,500
---------------------------------------------------------------
Cox Communications, Inc.-Class
  A(a)                                 281,400       15,441,825
---------------------------------------------------------------
Jacor Communications, Inc.(a)          925,000       50,875,000
---------------------------------------------------------------
Liberty Media Group(a)                 299,800       11,411,137
---------------------------------------------------------------
MediaOne Group, Inc.(a)                950,500       40,218,031
---------------------------------------------------------------
Tele-Communications, Inc.-Class
  A(a)                               2,200,000       92,675,000
---------------------------------------------------------------
                                                    377,683,827
---------------------------------------------------------------

CHEMICALS (DIVERSIFIED)-0.59%

Monsanto Co.                         1,000,000       40,625,000
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-0.61%

Lucent Technologies, Inc.(b)           525,000       42,098,438
---------------------------------------------------------------

COMPUTERS (HARDWARE)-4.45%

Dell Computer Corp.(a)(b)            1,700,000      111,562,500
---------------------------------------------------------------
International Business Machines
  Corp.                              1,034,800      153,603,125
---------------------------------------------------------------
Sun Microsystems, Inc.(a)              713,400       41,555,550
---------------------------------------------------------------
                                                    306,721,175
---------------------------------------------------------------

COMPUTERS (NETWORKING)-1.91%

Ascend Communications, Inc.(a)       1,444,000       69,673,000
---------------------------------------------------------------
Cisco Systems, Inc.(a)                 850,000       53,550,000
---------------------------------------------------------------
3Com Corp.(a)                          236,900        8,543,206
---------------------------------------------------------------
                                                    131,766,206
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-0.90%

EMC Corp.(a)                           959,000       61,735,625
---------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-9.75%

America Online, Inc.(a)(b)           1,350,000      171,534,375
---------------------------------------------------------------
BMC Software, Inc.(a)                1,500,000       72,093,750
---------------------------------------------------------------
Cadence Design Systems,
  Inc.(a)(b)                           600,000       12,825,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)

Computer Sciences Corp.(a)(b)          685,500   $   36,160,125
---------------------------------------------------------------
Compuware Corp.(a)                   1,100,000       59,606,250
---------------------------------------------------------------
Concord EFS, Inc.(a)                 1,013,300       28,879,050
---------------------------------------------------------------
HBO & Co.                            1,200,000       31,500,000
---------------------------------------------------------------
Microsoft Corp.(a)                   2,166,500      229,378,188
---------------------------------------------------------------
Unisys Corp.(a)                      1,150,000       30,618,750
---------------------------------------------------------------
                                                    672,595,488
---------------------------------------------------------------

CONSUMER FINANCE-0.50%

Providian Financial Corp.              434,500       34,488,437
---------------------------------------------------------------

DISTRIBUTORS (FOOD &
  HEALTH)-2.32%

AmeriSource Health Corp.-Class
  A(a)                                 600,000       31,462,500
---------------------------------------------------------------
Cardinal Health, Inc.                1,000,000       94,562,500
---------------------------------------------------------------
McKesson Corp.                         149,600       11,519,200
---------------------------------------------------------------
Sysco Corp.                            835,700       22,511,668
---------------------------------------------------------------
                                                    160,055,868
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-2.68%

AMP Inc.(b)                          1,000,000       41,062,500
---------------------------------------------------------------
General Electric Co.                   912,100       79,808,750
---------------------------------------------------------------
SCI Systems, Inc.(a)                   612,800       24,205,600
---------------------------------------------------------------
Symbol Technologies, Inc.              885,450       39,623,887
---------------------------------------------------------------
                                                    184,700,737
---------------------------------------------------------------

ELECTRONICS
  (SEMICONDUCTORS)-1.49%

Altera Corp.(a)                        266,100       11,076,413
---------------------------------------------------------------
Intel Corp.                            898,000       80,090,375
---------------------------------------------------------------
Xilinx, Inc.(a)                        255,700       11,418,603
---------------------------------------------------------------
                                                    102,585,391
---------------------------------------------------------------

ENTERTAINMENT-0.83%

Time Warner, Inc.                      408,800       37,941,750
---------------------------------------------------------------
Viacom, Inc.-Class B(a)                326,500       19,549,187
---------------------------------------------------------------
                                                     57,490,937
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-7.83%

American Express Co.                   400,000       35,350,000
---------------------------------------------------------------
Citigroup, Inc.                        405,050       19,062,666
---------------------------------------------------------------
Federal National Mortgage
  Association                        1,340,700       94,938,319
---------------------------------------------------------------
Freddie Mac                          2,725,000      156,687,500
---------------------------------------------------------------
Heller Financial, Inc.                 965,400       23,169,600
---------------------------------------------------------------

                                       37

                                   WEINGARTEN

                                                     MARKET
                                     SHARES          VALUE
FINANCIAL (DIVERSIFIED)-(CONTINUED)

MBIA, Inc.                           1,375,000   $   84,046,875
---------------------------------------------------------------
MGIC Investment Corp.                1,127,940       43,989,660
---------------------------------------------------------------
SunAmerica, Inc.                     1,175,000       82,837,500
---------------------------------------------------------------
                                                    540,082,120
---------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-6.39%

Abbott Laboratories                  1,287,400       60,427,338
---------------------------------------------------------------
American Home Products Corp.           390,200       19,022,250
---------------------------------------------------------------
Bristol-Myers Squibb Co.(b)          1,836,100      203,003,806
---------------------------------------------------------------
Johnson & Johnson                      500,000       40,750,000
---------------------------------------------------------------
Warner-Lambert Co.                   1,495,000      117,170,625
---------------------------------------------------------------
                                                    440,374,019
---------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-2.03%

ICN Pharmaceuticals, Inc.            1,310,200       30,625,925
---------------------------------------------------------------
Mylan Laboratories, Inc.             1,350,000       46,490,625
---------------------------------------------------------------
Watson Pharmaceuticals, Inc.(a)      1,130,600       62,889,625
---------------------------------------------------------------
                                                    140,006,175
---------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)-7.92%

Lilly (Eli) & Co.                    1,498,900      121,317,219
---------------------------------------------------------------
Merck & Co., Inc.                      525,000       71,006,250
---------------------------------------------------------------
Pfizer, Inc.                         1,316,800      141,309,100
---------------------------------------------------------------
Pharmacia & Upjohn, Inc.             2,615,000      138,431,563
---------------------------------------------------------------
Schering-Plough Corp.(b)               717,200       73,781,950
---------------------------------------------------------------
                                                    545,846,082
---------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT)-0.09%

Universal Health Services,
  Inc.-Class B(a)                      114,000        5,849,625
---------------------------------------------------------------

HEALTH CARE (LONG TERM
  CARE)-0.17%

HEALTHSOUTH Corp.(a)                   985,300       11,946,763
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-4.84%

Baxter International, Inc.           1,000,000       59,937,500
---------------------------------------------------------------
Becton, Dickinson & Co.              3,160,400      133,131,850
---------------------------------------------------------------
Biomet, Inc.                         1,098,500       37,280,343
---------------------------------------------------------------
Guidant Corp.                          850,000       65,025,000
---------------------------------------------------------------
Stryker Corp.                          684,900       28,722,993
---------------------------------------------------------------
Sybron International Corp.(a)          393,200        9,731,700
---------------------------------------------------------------
                                                    333,829,386
---------------------------------------------------------------

HOUSEHOLD FURNISHINGS & APPLIANCES-0.06%

Furniture Brands International,
  Inc.(a)(b)                           191,800        4,123,700
---------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES)-0.66%

Dial Corp. (The)                       574,700       15,840,169
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
HOUSEHOLD PRODUCTS (NON-DURABLES)-(CONTINUED)

Procter & Gamble Co. (The)             330,000   $   29,328,750
---------------------------------------------------------------
                                                     45,168,919
---------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-0.71%

Equitable Companies, Inc.              670,000       32,830,000
---------------------------------------------------------------
Nationwide Financial Services,
  Inc.-Class A                         389,500       16,164,250
---------------------------------------------------------------
                                                     48,994,250
---------------------------------------------------------------

INSURANCE (MULTI-LINE)-0.41%

American International Group,
  Inc.                                 330,000       28,132,500
---------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE-0.42%

Paine Webber Group, Inc.               875,000       29,257,813
---------------------------------------------------------------

INVESTMENT MANAGEMENT-0.94%

Franklin Resources, Inc.               900,000       34,031,250
---------------------------------------------------------------
T. Rowe Price Associates, Inc.         867,100       30,836,244
---------------------------------------------------------------
                                                     64,867,494
---------------------------------------------------------------

LODGING-HOTELS-1.76%

Carnival Corp.                       3,750,000      121,406,250
---------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-0.72%

Tyco International Ltd.                800,000       49,550,000
---------------------------------------------------------------

NATURAL GAS-0.47%

Enron Corp.                            620,000       32,705,000
---------------------------------------------------------------

PERSONAL CARE-0.42%

Avon Products, Inc.                    729,600       28,956,000
---------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-2.84%

Home Depot, Inc. (The)               2,800,000      121,800,000
---------------------------------------------------------------
Lowe's Companies, Inc.               2,200,000       74,112,500
---------------------------------------------------------------
                                                    195,912,500
---------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS)-0.97%

Best Buy Co., Inc.(a)                  775,000       37,200,000
---------------------------------------------------------------
Ingram Micro, Inc.-Class A(a)          648,200       29,493,100
---------------------------------------------------------------
                                                     66,693,100
---------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-0.28%

Saks, Inc.(a)                          855,700       19,467,175
---------------------------------------------------------------

RETAIL (DISCOUNTERS)-0.14%

Ross Stores, Inc.                      300,000        9,750,000
---------------------------------------------------------------

RETAIL (DRUG STORES)-0.95%

CVS Corp.                              700,000       31,981,250
---------------------------------------------------------------

                                   WEINGARTEN

                                                     MARKET
                                     SHARES          VALUE
RETAIL (DRUG STORES)-(CONTINUED)

Rite Aid Corp.                         848,500   $   33,674,844
---------------------------------------------------------------
                                                     65,656,094
---------------------------------------------------------------

RETAIL (FOOD CHAINS)-1.17%

Albertson's, Inc.                      154,000        8,556,625
---------------------------------------------------------------
Kroger Co.(a)                        1,000,000       55,500,000
---------------------------------------------------------------
Safeway, Inc.(a)                       340,600       16,284,937
---------------------------------------------------------------
                                                     80,341,562
---------------------------------------------------------------

RETAIL (GENERAL
  MERCHANDISE)-2.08%

Costco Companies, Inc.(a)(b)           725,000       41,143,750
---------------------------------------------------------------
Dayton Hudson Corp.                    670,000       28,391,250
---------------------------------------------------------------
Wal-Mart Stores, Inc.                1,075,000       74,175,000
---------------------------------------------------------------
                                                    143,710,000
---------------------------------------------------------------

RETAIL (SPECIALTY)-2.10%

Office Depot, Inc.(a)                2,850,000       71,250,000
---------------------------------------------------------------
Staples, Inc.(a)                     2,250,000       73,406,250
---------------------------------------------------------------
                                                    144,656,250
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-0.54%

Gap, Inc. (The)                        625,000       37,578,125
---------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING)-1.00%

Outdoor Systems, Inc.(a)             3,131,625       69,091,477
---------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-0.34%

Service Corp. International            650,000       23,156,250
---------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-0.48%

Keane, Inc.(a)                       1,000,000       33,250,000
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-1.21%

Equifax, Inc.                        1,332,300       51,543,356
---------------------------------------------------------------
Fiserv, Inc.(a)                        690,600       32,112,900
---------------------------------------------------------------
                                                     83,656,256
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-4.34%

MCI WorldCom, Inc.(a)                5,410,965      298,955,816
---------------------------------------------------------------
    Total Domestic Common Stocks
      (Cost $4,374,224,596)                       6,022,079,330
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
DOMESTIC CONVERTIBLE BONDS & NOTES-0.26%

RETAIL (DEPARTMENT STORES)-0.26%

Saks Holdings, Inc., Conv. Sub.
  Notes, 5.50%, 09/15/06 (Cost
  $18,304,125)                    $ 18,350,000   $   18,235,313
---------------------------------------------------------------

U.S. DOLLAR DENOMINATED FOREIGN BONDS & NOTES-0.61%

SWITZERLAND-0.61%

Nestle Holding Inc. (Foods),
  Conv. Bond, 3.00%, 06/17/02
  (Cost $40,041,900)                30,000,000       42,165,810
---------------------------------------------------------------
                                     SHARES
FOREIGN STOCKS & OTHER EQUITY INTERESTS-4.30%

FRANCE-0.37%

Renault S.A. (Automobiles)             600,000       25,658,570
---------------------------------------------------------------

IRELAND-1.12%

Elan Corp. PLC-ADR (Health
  Care-Drugs-Generic & Other)(a)     1,100,000       77,068,750
---------------------------------------------------------------

ITALY-0.86%

Telecom Italia Mobile S.p.A.
  (Telephone)                        6,000,000       34,868,132
---------------------------------------------------------------
Telecom Italia S.p.A.
  (Telephone)                        3,333,333       24,106,632
---------------------------------------------------------------
                                                     58,974,764
---------------------------------------------------------------

SWITZERLAND-1.95%

UBS A.G. (Banks-Major
  Regional)(a)                         242,500       66,505,795
---------------------------------------------------------------
Nestle S.A. (Foods)                     32,000       68,034,844
---------------------------------------------------------------
                                                    134,540,639
---------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $237,913,241)                                 296,242,723
---------------------------------------------------------------
OPTIONS PURCHASED-0.10%

                             NUMBER
                               OF       EXERCISE   EXPIRATION    MARKET
                            CONTRACTS    PRICE        DATE        VALUE
PUTS-0.10%

Cadence Design Systems,
  Inc. (Computers-Software
  & Services)                 6,000      22.50      Nov-98      $1,387,500
-------------------------------------------------------------------------
Lucent Technologies, Inc.
  (Communications
  Equipment)                  3,625      95.00      Jan-99      5,709,375
-------------------------------------------------------------------------

    Total Options
      Purchased (Cost
      $3,914,290)                                               7,096,875
-------------------------------------------------------------------------

                                   WEINGARTEN

                               PRINCIPAL        MARKET
                                AMOUNT           VALUE
U.S. TREASURY BILLS-1.94%(c)

  3.998%, 12/24/98 (Cost
    $133,693,439)           $134,435,000(d) $133,693,439
--------------------------------------------------------

REPURCHASE AGREEMENTS-6.79%(e)

Bear, Stearns & Co.,
  5.52%(f)                   180,000,000     180,000,000
--------------------------------------------------------
Dresdner Kleinwort,
  Benson, North America
  LLC, 5.55%, 11/2/98(g)      88,091,453      88,091,453
--------------------------------------------------------
SBC Warburg Dillon Read
  Inc., 5.55%, 11/2/98(h)    200,000,000     200,000,000
--------------------------------------------------------
    Total Repurchase
      Agreements (Cost
      $468,091,453)                          468,091,453
--------------------------------------------------------
TOTAL INVESTMENTS-101.33%                 $6,987,604,943
--------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-(1.33)%        (91,686,170)
--------------------------------------------------------
TOTAL NET ASSETS-100.00%                  $6,895,918,773
========================================================

Abbreviations:

ADR   - American Depositary Receipt
Conv. - Convertible
Sub   - Subordinated

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 8.
(c) U.S. Treasury Bills are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(d) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 7.
(e) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(f) Open joint repurchase agreement. Either party may terminate the agreement upon demand. Interest rates are redetermined daily. Collateralized by $353,825,000 U.S. Government obligations, 0% to 6.745% due 01/15/99 to
    08/03/18 with an aggregate market value at 10/31/98 of $357,771,886.
(g) Joint repurchase agreement entered into 10/30/98 with a maturing value of $300,138,750. Collateralized by $485,457,284 U.S. Government obligations, 0% to 8.50% due 01/07/99 to 08/01/37 with an aggregate market value at 10/31/98 of $306,003,830.
(h) Joint repurchase agreement entered into 10/30/98 with a maturing value of $200,092,500. Collateralized by $339,879,000 U.S. Government obligations, 0% to 8.50% due 07/15/01 to 01/15/30 with an aggregate market value at 10/31/98 of $204,017,333.

See Notes to Financial Statements.

                                   WEINGARTEN

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 1998

ASSETS:

Investments, at market value (cost
  $5,276,183,044)                         $6,987,604,943
--------------------------------------------------------
Foreign currencies, at value (cost
  $2,570,450)                                  2,565,915
--------------------------------------------------------
Cash                                           3,996,858
--------------------------------------------------------
Receivables for:
  Investments sold                            31,213,312
--------------------------------------------------------
  Capital stock sold                           8,295,922
--------------------------------------------------------
  Dividends and interest                       4,152,383
--------------------------------------------------------
  Variation margin                             1,111,425
--------------------------------------------------------
Investment for deferred compensation
  plan                                           105,518
--------------------------------------------------------
Other assets                                     163,186
--------------------------------------------------------
    Total assets                           7,039,209,462
--------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                       91,742,610
--------------------------------------------------------
  Capital stock reacquired                     6,659,959
--------------------------------------------------------
  Deferred compensation                          105,518
--------------------------------------------------------
Options written (premiums received
  $44,508,416)                                37,381,847
--------------------------------------------------------
Accrued advisory fees                          3,226,589
--------------------------------------------------------
Accrued administrative services fees              16,296
--------------------------------------------------------
Accrued directors' fees                            3,500
--------------------------------------------------------
Accrued distribution fees                      2,769,404
--------------------------------------------------------
Accrued transfer agent fees                      948,313
--------------------------------------------------------
Accrued operating expenses                       436,653
--------------------------------------------------------
    Total liabilities                        143,290,689
--------------------------------------------------------
Net assets applicable to shares
  outstanding                             $6,895,918,773
========================================================

NET ASSETS:

Class A                                   $6,094,177,561
========================================================
Class B                                   $  705,750,126
========================================================
Class C                                   $   23,107,031
========================================================
Institutional Class                       $   72,884,055
========================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                 750,000,000
--------------------------------------------------------
  Outstanding                                280,643,682
========================================================
Class B:
  Authorized                                 750,000,000
--------------------------------------------------------
  Outstanding                                 33,416,157
========================================================
Class C:
  Authorized                                 750,000,000
--------------------------------------------------------
  Outstanding                                  1,093,306
========================================================
Institutional Class:
  Authorized                                 200,000,000
--------------------------------------------------------
  Outstanding                                  3,285,920
========================================================
Class A:
  Net asset value and redemption price
    per share                             $        21.72
--------------------------------------------------------
  Offering price per share:
      (Net asset value of
         $21.72 divided by 94.50%)        $        22.98
========================================================
Class B:
  Net asset value and offering price per
    share                                 $        21.12
========================================================
Class C:
  Net asset value and offering price per
    share                                 $        21.14
========================================================
Institutional Class:
  Net asset value, offering and
    redemption price per share            $        22.18
========================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME:

Dividends (net of $1,357,955 foreign
  withholding tax)                           $ 49,728,636
---------------------------------------------------------
Interest                                       26,746,186
---------------------------------------------------------
    Total investment income                    76,474,822
---------------------------------------------------------

EXPENSES:

Advisory fees                                  43,574,677
---------------------------------------------------------
Administrative services fees                      179,633
---------------------------------------------------------
Custodian fees                                    667,786
---------------------------------------------------------
Directors' fees                                    45,123
---------------------------------------------------------
Distribution fees-Class A                      18,567,575
---------------------------------------------------------
Distribution fees-Class B                       6,185,890
---------------------------------------------------------
Distribution fees-Class C                         125,198
---------------------------------------------------------
Transfer agent fees-Class A                     7,790,643
---------------------------------------------------------
Transfer agent fees-Class B                     1,316,441
---------------------------------------------------------
Transfer agent fees-Class C                        35,743
---------------------------------------------------------
Transfer agent fees-Institutional Class             6,988
---------------------------------------------------------
Other                                             984,467
---------------------------------------------------------
    Total expenses                             79,480,164
---------------------------------------------------------
Less: Fees waived by advisor                   (2,917,461)
---------------------------------------------------------
    Expenses paid indirectly                     (177,097)
---------------------------------------------------------
    Net expenses                               76,385,606
---------------------------------------------------------
Net investment income                              89,216
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN
  CURRENCIES, FUTURES AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                       510,689,133
---------------------------------------------------------
  Foreign currencies                            4,256,163
---------------------------------------------------------
  Futures contracts                             9,427,467
---------------------------------------------------------
  Option contracts purchased                      735,202
---------------------------------------------------------
  Option contracts written                    (10,831,861)
---------------------------------------------------------
                                              514,276,104
---------------------------------------------------------
Net unrealized appreciation (depreciation) of:
  Investment securities                       239,037,008
---------------------------------------------------------
  Foreign currencies                              (41,394)
---------------------------------------------------------
  Futures contracts                             7,020,866
---------------------------------------------------------
  Option contracts purchased                    3,182,585
---------------------------------------------------------
  Option contracts written                      6,509,630
---------------------------------------------------------
                                              255,708,695
---------------------------------------------------------
  Net gain from investment securities,
    foreign currencies, futures and option
    contracts                                 769,984,799
---------------------------------------------------------
Net increase in net assets resulting from
  operations                                 $770,074,015
=========================================================

                                   WEINGARTEN

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1998 and 1997

                                                                   1998              1997
                                                              --------------    --------------
OPERATIONS:

  Net investment income                                       $       89,216    $    1,100,893
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, futures and option contracts                     514,276,104       933,882,009
----------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities,
    foreign currencies, futures and option contracts             255,708,695       438,536,902
----------------------------------------------------------------------------------------------
       Net increase in net assets resulting from operations      770,074,015     1,373,519,804
----------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                                 --       (14,688,010)
----------------------------------------------------------------------------------------------
  Institutional Class                                                     --          (444,894)
----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                       (864,947,763)     (552,547,910)
----------------------------------------------------------------------------------------------
  Class B                                                        (76,736,323)      (32,151,485)
----------------------------------------------------------------------------------------------
  Class C                                                           (626,936)               --
----------------------------------------------------------------------------------------------
  Institutional Class                                             (9,231,714)       (6,655,833)
----------------------------------------------------------------------------------------------
Net equalization credits (charges) (See Note 1):
  Class A                                                                 --           436,828
----------------------------------------------------------------------------------------------
  Class B                                                                 --            62,469
----------------------------------------------------------------------------------------------
  Class C                                                                 --                --
----------------------------------------------------------------------------------------------
  Institutional Class                                                     --           (91,147)
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        442,079,076       126,373,106
----------------------------------------------------------------------------------------------
  Class B                                                        240,674,117       166,861,272
----------------------------------------------------------------------------------------------
  Class C                                                         21,194,188         2,401,569
----------------------------------------------------------------------------------------------
  Institutional Class                                             12,302,794        (7,373,537)
----------------------------------------------------------------------------------------------
       Net increase in net assets                                534,781,454     1,055,702,232
----------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          6,361,137,319     5,305,435,087
----------------------------------------------------------------------------------------------
  End of period                                               $6,895,918,773    $6,361,137,319
==============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $4,682,377,491    $3,937,446,869
----------------------------------------------------------------------------------------------
  Undistributed net investment income                              4,034,739        28,516,289
----------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies, futures and option
    contracts                                                    484,238,255       925,614,568
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, futures and option contracts                   1,725,268,288     1,469,559,593
----------------------------------------------------------------------------------------------
                                                              $6,895,918,773    $6,361,137,319
==============================================================================================

See Notes to Financial Statements.

                                   WEINGARTEN

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 1998

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Weingarten Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios: AIM Weingarten Fund, AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter Fund and AIM Constellation Fund. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to seek growth of capital.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations--A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair market value as determined in good faith by or under the supervision of the Board of Directors.
B. Foreign Currency Translations--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
C. Foreign Currency Contracts--A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.
D. Stock Index Futures Contracts--The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash, and/or by securing a standby letter of credit from a major commercial bank, as collateral, for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that the change in the value of the contracts may not correlate with changes in the value of the securities being hedged.
E. Covered Call Options--The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-

                                   WEINGARTEN
    market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
    A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
F. Put Options--The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, a Fund pays an option premium. The option's underlying instrument may be a security, or a futures contract. Put options may be used by a Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.
G. Securities Transactions, Investment Income and Distributions--Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the specific identification of securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. On October 31, 1998, undistributed net investment income was increased by $4,109,681 and undistributed net realized gains decreased by $4,109,681 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
H. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
I. Expenses--Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.
J. Equalization--The Fund previously followed the accounting practice known as equalization by which a portion of the proceeds from sales and costs of repurchases of Fund shares, equivalent on a per share basis to the amount of undistributed net investment income, is credited or charged to undistributed net income when the transaction is recorded so that the undistributed net investment income per share is unaffected by sales or redemptions of Fund shares. Effective November 1, 1997, the Fund discontinued equalization accounting and reclassified the cumulative equalization credits of $28,680,447 from undistributed net investment income to paid-in capital. This change has no effect on the net assets, the results of operations or the net asset value per share of the Fund.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). The terms of the master investment advisory agreement provide that the Fund shall pay an advisory fee to AIM at an annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM is currently voluntarily waiving a portion of its advisory fees payable by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. AIM will receive a fee calculated at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion to and including $3 billion, plus 0.575% of the Fund's average daily net assets in excess of $3 billion to and including $4 billion, plus 0.55% of the Fund's average daily net assets in excess of $4 billion. The waiver of fees is entirely voluntary but approval is required by the Board of Directors of the Company for any decision by AIM to discontinue the waiver. During the year ended October 31, 1998, AIM waived fees of $2,917,461. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.

                                   WEINGARTEN

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1998, AIM was reimbursed $179,633 for such services.
  The Fund, pursuant to a transfer agent and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. On September 20, 1997, the Board of Directors approved appointment of AFS as transfer agent of the Institutional Class effective December 29, 1997. During the year ended October 31, 1998, AFS was paid $4,650,330 with respect to the Class A, Class B, and Class C shares and for the period December 29, 1997 through October 31, 1998, AFS was paid $5,316 with respect to the Institutional Class. Prior to the effective date of the agreement with AFS, the Fund paid A I M Institutional Fund Services, Inc. $952 pursuant to a transfer agency and shareholder services agreement with respect to the Institutional Class for the period November 1, 1997 through December 28, 1997.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan")(collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of Class C shares. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended October 31, 1998, the Class A, Class B and Class C shares paid AIM Distributors $18,567,575, $6,185,890, and $125,198, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $1,654,675 from sales of the Class A shares of the Fund during the year ended October 31, 1998. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1998, AIM Distributors received commissions of $55,685 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AIM Capital, AIM Distributors, AFS and FMC.
  During the year ended October 31, 1998, the Fund paid legal fees of $16,595 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1998, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $71,260 and $105,837, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $177,097 during the year ended October 31, 1998.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on May 1, 1998, the Fund was limited to borrowing up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. During the year ended October 31, 1998, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold during the year ended October 31, 1998 was $7,912,654,088 and $8,399,566,587, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of October 31, 1998 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $1,717,839,274
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (45,966,154)
----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                $1,671,873,120
==========================================================

Cost of investments for tax purposes is $5,315,731,823.

NOTE 7-FUTURES CONTRACTS

On October 31, 1998, $7,665,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts were as follows:

                        NO. OF                          UNREALIZED
      CONTRACTS        CONTRACTS   MONTH/COMMITMENT    APPRECIATION
---------------------  ---------   ----------------   --------------
S&P 500 Index             511        Dec. 98/Buy        $6,756,866
====================================================================

                                   WEINGARTEN

NOTE 8-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 1998 are summarized as follows:

                                                                CALL OPTION CONTRACTS
                                                              -------------------------
                                                              NUMBER OF      PREMIUMS
                                                              CONTRACTS      RECEIVED
                                                              ---------    ------------
Beginning of period                                              3,000     $  1,216,939
---------------------------------------------------------------------------------------
Written                                                        298,491      124,583,917
---------------------------------------------------------------------------------------
Closed                                                        (159,249)     (64,917,081)
---------------------------------------------------------------------------------------
Exercised                                                      (36,794)      (8,353,416)
---------------------------------------------------------------------------------------
Expired                                                        (29,215)      (8,021,943)
---------------------------------------------------------------------------------------
End of period                                                   76,233     $ 44,508,416
=======================================================================================

Open call option contracts written at October 31, 1998 were as follows:

                                                                                               OCTOBER 31,      UNREALIZED
                                                 CONTRACT   STRIKE   NUMBER OF    PREMIUMS         1998        APPRECIATION
                                                  MONTH     PRICE    CONTRACTS    RECEIVED     MARKET VALUE   (DEPRECIATION)
                     ISSUE                       --------   ------   ---------   -----------   ------------   --------------
America Online, Inc.                             Jan-99        120     3,375     $ 4,922,273   $ 5,906,250     $  (983,977)
----------------------------------------------------------------------------------------------------------------------------
Amp, Inc.                                        Feb-99         35    10,000       6,560,980     8,312,500      (1,751,520)
----------------------------------------------------------------------------------------------------------------------------
Bristol-Myers Squibb Co.                         Dec-98        110    13,038       6,498,312     7,170,900        (672,588)
----------------------------------------------------------------------------------------------------------------------------
Cadence Design Systems, Inc.                     Nov-98         25     6,000       1,143,861       262,500         881,361
----------------------------------------------------------------------------------------------------------------------------
Computer Sciences Corp.                          Dec-98         70     6,855       4,770,920       407,015       4,363,905
----------------------------------------------------------------------------------------------------------------------------
Costco Companies, Inc.                           Jan-99         55     7,250       4,411,478     4,168,750         242,728
----------------------------------------------------------------------------------------------------------------------------
Dell Computer Corp.                              Jan-99         70    17,000       9,706,674    10,306,250        (599,576)
----------------------------------------------------------------------------------------------------------------------------
Furniture Brands International, Inc.             Jan-99         20       959         200,904       272,716         (71,812)
----------------------------------------------------------------------------------------------------------------------------
Furniture Brands International, Inc.             Jan-99         25       959         284,813        80,916         203,897
----------------------------------------------------------------------------------------------------------------------------
Lucent Technologies, Inc.                        Jan-99        110     3,625       3,111,958        90,625       3,021,333
----------------------------------------------------------------------------------------------------------------------------
Schering-Plough Corp.                            Nov-98        110     7,172       2,896,243       403,425       2,492,818
----------------------------------------------------------------------------------------------------------------------------
                                                                      76,233     $44,508,416   $37,381,847     $ 7,126,569
==========================================================================================================================

NOTE 9-CAPITAL STOCK

Changes in the capital stock outstanding during the years ended October 31, 1998 and 1997 were as follows:

                                                                          1998                              1997
                                                             ------------------------------    ------------------------------
                                                               SHARES           AMOUNT           SHARES           AMOUNT
                                                             -----------    ---------------    -----------    ---------------
Sold:
  Class A                                                     62,788,326    $ 1,368,867,407     36,066,523    $   748,100,033
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                     12,056,594        257,385,548      9,401,446        192,004,936
-----------------------------------------------------------------------------------------------------------------------------
  Class C*                                                     1,204,025         25,772,311        117,736          2,708,502
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            593,328         13,533,791        377,655          7,900,669
-----------------------------------------------------------------------------------------------------------------------------
Issued as a reinvestment of dividends:
  Class A                                                     41,795,514        813,441,370     29,415,559        528,061,835
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      3,831,332         73,061,374      1,715,350         30,687,644
-----------------------------------------------------------------------------------------------------------------------------
  Class C*                                                        31,251            600,022             --                 --
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            456,144          9,035,386        313,585          5,650,803
-----------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                    (79,734,776)    (1,740,229,701)   (56,267,501)    (1,149,788,762)
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (4,228,997)       (89,772,805)    (2,748,694)       (55,831,308)
-----------------------------------------------------------------------------------------------------------------------------
  Class C*                                                      (246,074)        (5,178,145)       (13,632)          (306,933)
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                           (458,838)       (10,266,383)      (951,830)       (20,925,009)
-----------------------------------------------------------------------------------------------------------------------------
                                                              38,087,829    $   716,250,175     17,426,197    $   288,262,410
=============================================================================================================================

* Class C shares commenced sales on August 4, 1997.

                                   WEINGARTEN

NOTE 10-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of the Institutional Class capital stock outstanding during each of the years in the five-year period ended October 31, 1998.

                                   1998        1997        1996        1995        1994
                                  -------     -------    --------    --------    --------
Net asset value, beginning of
  period                          $ 23.05     $ 20.46    $  20.48    $  17.94    $  17.69
--------------------------------  -------     -------    --------    --------    --------
Income from investment
  operations:
  Net investment income              0.10        0.08        0.17        0.10        0.17
--------------------------------  -------     -------    --------    --------    --------
  Net gains on securities (both
    realized and unrealized)         2.43        4.90        2.52        4.35        0.58
--------------------------------  -------     -------    --------    --------    --------
    Total from investment
     operations                      2.53        4.98        2.69        4.45        0.75
--------------------------------  -------     -------    --------    --------    --------
Less distributions:
  Dividends from net investment
    income                             --       (0.15)         --       (0.13)      (0.17)
--------------------------------  -------     -------    --------    --------    --------
  Distributions from net
    realized gains                  (3.40)      (2.24)      (2.71)      (1.78)      (0.33)
--------------------------------  -------     -------    --------    --------    --------
    Total distributions             (3.40)      (2.39)      (2.71)      (1.91)      (0.50)
--------------------------------  -------     -------    --------    --------    --------
Net asset value, end of period    $ 22.18     $ 23.05    $  20.46    $  20.48    $  17.94
================================  =======     =======    ========    ========    ========
Total return                        12.79%      27.37%      15.34%      28.69%       4.37%
================================  =======     =======    ========    ========    ========
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                        $72,884     $62,124    $ 60,483    $ 54,332    $ 40,486
================================  =======     =======    ========    ========    ========
Ratio of expenses to average net
  assets(a)                          0.62%(b)    0.64%       0.65%       0.70%       0.65%
================================  =======     =======    ========    ========    ========
Ratio of net investment income
  to average net assets(e)           0.49%(b)    0.50%       0.80%       0.45%       1.00%
================================  =======     =======    ========    ========    ========
Portfolio turnover rate               125%        128%        159%        139%        136%
================================  =======     =======    ========    ========    ========
Borrowings for the period:
Amount of debt outstanding at
  end of period (000s omitted)         --          --          --          --          --
================================  =======     =======    ========    ========    ========
Average amount of debt
  outstanding during the period
  (000s omitted)(d)                    --          --          --    $      6          --
================================  =======     =======    ========    ========    ========
Average number of shares
  outstanding during the period
  (000s omitted)(d)                 3,126       3,146       2,908       2,526       2,256
================================  =======     =======    ========    ========    ========
Average amount of debt per share
  during the period                    --          --          --    $ 0.0024          --
================================  =======     =======    ========    ========    ========

(a) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 0.67%, 0.68%, 0.68%, 0.72% and 0.68% for 1998-1994.
(b) Ratios are based on average net assets of $69,647,808.
(c) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 0.44%, 0.46%, 0.77%, 0.43% and 0.98% for 1998-1994.
(d) Averages computed on a daily basis.

--------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors
AIM Equity Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of AIM Weingarten Fund (a portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Weingarten Fund as of October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended in conformity with generally accepted accounting principles.

                                                    KPMG Peat Marwick LLP

Houston, Texas
December 4, 1998

                                   WEINGARTEN

                                                            Directors & Officers

BOARD OF DIRECTORS                                OFFICERS                                     OFFICE OF THE FUND
Charles T. Bauer                                  Charles T. Bauer                             11 Greenway Plaza
Chairman                                          Chairman                                     Suite 100
A I M Management Group Inc.                                                                    Houston, TX 77046
                                                  Robert H. Graham
Bruce L. Crockett                                 President                                    INVESTMENT ADVISOR
Director
ACE Limited;                                      John J. Arthur                               A I M Advisors, Inc.
Formerly Director, President, and                 Senior Vice President and Treasurer          11 Greenway Plaza
Chief Executive Officer                                                                        Suite 100
COMSAT Corporation                                Carol F. Relihan                             Houston, TX 77046
                                                  Senior Vice President and Secretary
Owen Daly II                                                                                   SUB-ADVISOR
Director                                          Gary T. Crum
Cortland Trust Inc.                               Senior Vice President                        A I M Capital Management, Inc.
                                                                                               11 Greenway Plaza
Edward K. Dunn Jr.                                Jonathan C. Schoolar                         Suite 100
Chairman, Mercantile Mortgage Corp.;              Senior Vice President                        Houston, TX 77046
Formerly Vice Chairman and President,
Mercantile-Safe Deposit & Trust Co.; and          Dana R. Sutton                               TRANSFER AGENT
President, Mercantile Bankshares                  Vice President and Assistant Treasurer
                                                                                               A I M Fund Services, Inc.
Jack Fields                                       Melville B. Cox                              P.O. Box 4739
Chief Executive Officer                           Vice President                               Houston, TX 77210-4739
Texana Global, Inc.;
Formerly Member                                   Renee A. Friedli                             CUSTODIAN
of the U.S. House of Representatives              Assistant Secretary
                                                                                               State Street Bank and Trust Company
Carl Frischling                                   P. Michelle Grace                            225 Franklin Street
Partner                                           Assistant Secretary                          Boston, MA 02110
Kramer, Levin, Naftalis & Frankel
                                                  Jeffrey H. Kupor                             COUNSEL TO THE FUND
Robert H. Graham                                  Assistant Secretary
President and Chief Executive Officer                                                          Ballard Spahr
A I M Management Group Inc.                       Nancy L. Martin                              Andrews & Ingersoll, LLP
                                                  Assistant Secretary                          1735 Market Street
Prema Mathai-Davis                                                                             Philadelphia, PA 19103
Chief Executive Officer, YWCA of the U.S.A.;      Ofelia M. Mayo
Commissioner, New York City Dept. for the         Assistant Secretary                          COUNSEL TO THE DIRECTORS
Aging; and member of the Board of Directors,
Metropolitan Transportation Authority of          Lisa A. Moss                                 Kramer, Levin, Naftalis & Frankel
New York State                                    Assistant Secretary                          919 Third Avenue
                                                                                               New York, NY 10022
Lewis F. Pennock                                  Kathleen J. Pflueger
Attorney                                          Assistant Secretary                          DISTRIBUTOR

Ian W. Robinson                                   Samuel D. Sirko                              Fund Management Company
Consultant; Formerly Executive                    Assistant Secretary                          11 Greenway Plaza
Vice President and                                                                             Suite 100
Chief Financial Officer                           Stephen I. Winer                             Houston, TX 77002
Bell Atlantic Management                          Assistant Secretary
Services, Inc.                                                                                 AUDITORS
                                                  Mary J. Benson
Louis S. Sklar                                    Assistant Treasurer                          KPMG Peat Marwick LLP
Executive Vice President                                                                       700 Louisiana
Hines Interests                                                                                Houston, TX 77002
Limited Partnership

REQUIRED FEDERAL INCOME TAX INFORMATION

AIM Weingarten Fund Institutional Class paid ordinary dividends in the amount of $1.3100 per share during the Fund's tax year ended October 31, 1998. Of this amount 12.47% is eligible for the dividends received deduction for corporations. The Fund also distributed long-term capital gains of $2.2983 per share during the Fund's tax year ended October 31, 1998.